April 16, 2001

Dear Shareholder:

The Annual Meeting of Shareholders of Cerner Corporation (the "Company") will be held at 10:00 a.m., local time, on May 25, 2001, at the Cerner Associate Center, located on the Cerner campus at 2901 Rockcreek Parkway, North Kansas City, Missouri 64117. The enclosed notice of the meeting and Proxy Statement contains detailed information about the business to be transacted at the meeting.

The  Board of Directors has nominated Gerald E. Bisbee, Jr., Ph.D., Michael
E. Herman, the present Class III Directors, and Nancy-Ann DeParle to stand for election as Class III Directors for a term ending at the 2004 Annual Meeting of Shareholders. The Board recommends that you vote for these nominees.

In addition to the election of the Board of Directors, you are being asked to approve:

1.  the adoption of the Cerner Corporation 2001 Long-Term Incentive Plan F;

2.  the   adoption of the Cerner Corporation 2001 Associate Stock  Purchase
Plan which qualifies under Section 423 of the Internal Revenue Code; and

3.  the   adoption of a qualified performance-based compensation plan,  the
Cerner Corporation Performance Plan, for purposes of complying with Section 162(m) of the Internal Revenue Code.

The Board recommends that you vote for these items. On behalf of the Board of Directors and Management, I cordially invite you to attend the Annual Meeting of Shareholders.

The prompt return of your Proxy in the enclosed postage prepaid envelope will help ensure that as many shares as possible are represented.

Very truly yours,
CERNER CORPORATION


Neal L. Patterson
Chairman of the Board of Directors and
Chief Executive Officer

Enclosures

                            CERNER CORPORATION
                          2800 Rockcreek Parkway
                     North Kansas City, Missouri 64117

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON MAY 25, 2001

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Cerner Corporation, a Delaware corporation (the "Company"), will be held at the Cerner Associate Center, located on the Cerner campus at 2901 Rockcreek Parkway, North Kansas City, Missouri 64117, on May 25, 2001, at 10:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:

     a. to elect three Class III Directors to serve for a three year term until the 2004 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

     b. to approve the adoption of the Cerner Corporation 2001 Long-Term Incentive Plan F;

     c.    to approve the adoption of the Cerner Corporation 2001 Associate
   Stock  Purchase   Plan which qualifies under Section 423 of the Internal
   Revenue Code;

     d. to approve the adoption of a qualified performance-based compensation plan, the Cerner Corporation Performance Plan, for purposes of complying with Section 162(m) of the Internal Revenue Code; and

     e.  to  consider  and  act upon any other matters which  may  properly
   come  before  the Annual     Meeting of Shareholders or  any adjournment
   thereof.

      The foregoing matters are more fully described in the accompanying Proxy Statement.

      In accordance with the provisions of the Bylaws of the Company, the Board of Directors has fixed the close of business on March 30, 2001 as the record date for the determination of the holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting of Shareholders.

      The Board of Directors of the Company solicits you to sign, date and promptly mail the Proxy in the enclosed postage prepaid envelope, regardless of whether or not you intend to be present at the Annual Meeting of Shareholders. You are urged, however, to attend the Annual Meeting of Shareholders.

                              BY ORDER OF THE BOARD OF DIRECTORS,


                              Randy D. Sims
                              Secretary

North Kansas City, Missouri
April 16, 2001

                            CERNER CORPORATION
                          2800 Rockcreek Parkway
                     North Kansas City, Missouri 64117

                              --------------
                              PROXY STATEMENT
                              --------------

                               INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cerner Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on May 25, 2001, commencing at 10:00 a.m., local time, at the Cerner Associate Center, located on the Cerner campus at 2901 Rockcreek Parkway, North Kansas City, Missouri 64117, and any adjournment thereof (the "Annual Meeting"). The Company anticipates mailing this Proxy Statement, the accompanying form of Proxy and the Notice of Annual Meeting of Shareholders to the holders of record of outstanding shares of common stock, par value $.01 per share, of the Company (the "Common Stock") as of March 30, 2001, on or about April 16, 2001.

      Only the holders of record of shares of Common Stock as of the close of business on March 30, 2001 are entitled to vote on the matters to be presented at the meeting, either in person or by proxy. Holders of shares of Common Stock are entitled to one vote per share outstanding in their names on the record date with respect to such matters. At the close of business on March 30, 2001, there were outstanding and entitled to vote a total of 34,825,141 shares of Common Stock, constituting all of the outstanding voting securities of the Company.

      You are requested to complete, date and sign the accompanying Proxy and return it promptly in the enclosed postage prepaid envelope. Your Proxy may be revoked at any time prior to its exercise by written notice of revocation delivered to the Secretary of the Company. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy, but your Proxy will not be used if you attend the Annual Meeting and prefer to vote in person. The persons designated as proxies were selected by the Board of Directors and are officers and directors of the Company. Proxies duly executed and received in time for the Annual Meeting will be voted in accordance with shareholders' instructions. If no instructions are given, duly executed Proxies will be voted as follows:

       a. to elect Gerald E. Bisbee, Jr., Ph.D., Michael E. Herman and Nancy-Ann DeParle as Class III Directors to serve for a three year term until the 2004 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

       b.  to approve  the Cerner Corporation 2001 Long-Term Incentive Plan
     F;

       c. to approve the Cerner Corporation 2001 Associate Stock Purchase Plan which qualifies under Section 423 of the Internal Revenue Code;

       d.  to approve a qualified performance-based compensation plan,  the
     Cerner Corporation Performance Plan, for purposes of  complying   with
     Section 162(m) of the Internal Revenue Code; and

       e. in the discretion of the proxy holder as to any other matter coming before the Annual Meeting.

                            QUORUM REQUIREMENTS

     The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

              VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      The table below sets forth information, as of March 15, 2001 (unless otherwise indicated below), with respect to the beneficial ownership of shares of Common Stock by (i) each person known to the Company to own beneficially more than 5% of the aggregate shares of Common Stock outstanding, (ii) each director and nominee for election as a director,
(iii)  each executive officer named in the Summary Compensation Table,  and
(iv) the executive officers and directors of the Company as a group. Each of the persons, or group of persons, in the table below has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them, except as otherwise indicated.


                                              Amount and Nature
                                                of Beneficial        Percent of Shares
Name and Address of Beneficial Owner              Ownership              Outstanding
------------------------------------          -----------------      -----------------
Neal L. Patterson...................             3,635,597(1)             10.38%
Clifford W. Illig...................             3,271,436(2)              9.37%
Waddell & Reed Financial, Inc.......             2,585,075(3)              7.43%
Wellington Management Company, LLP..             2,015,200(4)              5.79%
The Vanguard Group..................             2,006,600(5)              5.76%
Jack A. Newman, Jr..................               115,448                    *
Michael E. Herman...................                64,000                    *
Glenn P. Tobin, Ph.D................                52,167                    *
John C. Danforth....................                45,300                    *
Paul M. Black.......................                45,256                    *
Gerald E. Bisbee, Jr., Ph.D.........                41,400                    *
Earl H. Devanny, III................                32,384                    *
Jeff C. Goldsmith, Ph.D.............                16,215                    *
William B. Neaves, Ph.D.............                   ---                    *
Nancy-Ann DeParle...................                   ---                    *
All directors and executive officers,
as a group (20 persons).............             7,559,789                21.25%

____________________
*  Less than one percent

(1)Includes  196,000  shares held in trust for minor children  with  Jeanne
   Lillig-Patterson, wife of Neal L. Patterson, serving as trustee and 54,000 shares for which Mr. Patterson has shared voting and dispositive power. Excludes 48,314 shares held by Jeanne Lillig-Patterson, wife of Neal L. Patterson, as to which Mr. Patterson disclaims beneficial ownership. The address for Mr. Patterson is Cerner Corporation, 2800 Rockcreek Parkway, North Kansas City, Missouri 64117.

(2)Includes 195,667 shares held in trust for minor children with Bonne A. Illig, wife of Clifford W. Illig, serving as trustee and 62,093 shares for which Mr. Illig has shared voting and dispositive power. The address for Mr. Illig is Cerner Corporation, 2800 Rockcreek Parkway, North Kansas City, Missouri 64117.

(3)According to a Schedule 13G, dated January 23, 2001 and filed by Waddell & Reed Financial, Inc., Waddell & Reed Investment Management Company, registered under Section 203 of the Investment Advisor's Act of 1940, has sole dispositive and voting power with respect to 2,585,075 shares of Common Stock. The address for Waddell & Reed Financial, Inc. and Waddell & Reed Investment Management Company is 6300 Lamar Avenue,
   P.O. Box   29217, Shawnee Mission, Kansas 66201-9217.

(4)According to a Schedule 13G, dated February 13, 2001 and filed by Wellington Management Company, LLP, Wellington Management Company, LLP has shared dispositive power with respect to 2,015,200 shares of Common Stock. The address for Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109.

(5)According to a Schedule 13G, dated February 9, 2001 and filed by The Vanguard Group, Vanguard Specialized Funds - Vanguard Health Care Funds has sole voting and shared dispositive power with respect to 2,006,600 shares of Common Stock. The address for The Vanguard Group and Vanguard Specialized Funds - Vanguard Health Care Funds is Post Office Box 2600, Valley Forge, Pennsylvania 19482-2600.

                           ELECTION OF DIRECTORS

      The Certificate of Incorporation of the Company provides that the number of directors of the Company shall be fixed by, or in the manner provided in, the Bylaws of the Company and divided into three classes, each having a term of three years. Each year the term of office of one class of directors expires. The Board of Directors currently consists of seven members. The Board of Directors has passed a Resolution amending the Bylaws to increase the size of the Board of Directors to eight members effective immediately prior to the 2001 Annual Meeting of Shareholders. Nancy-Ann DeParle has been nominated by the Board of Directors to fill the newly created Board position.

      The Board of Directors intends to present for action at the Annual Meeting the election of Gerald E. Bisbee, Jr., Ph.D., Michael E. Herman and Nancy-Ann DeParle, as Class III Directors to serve for a three year term until the 2004 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

     The Directors in Class I (John C. Danforth, Neal L. Patterson and Jeff
C. Goldsmith, Ph.D.) and the Directors in Class II (Clifford W. Illig and William B. Neaves, Ph.D.) have been elected or appointed to terms expiring at the time of the Annual Meetings of Shareholders in 2002 and 2003, respectively. No shareholder may vote in person or by proxy for greater than three nominees at the Annual Meeting. Shareholders do not have cumulative voting rights in the election of directors. Directors will be elected by the plurality vote of the holders of shares of Common Stock entitled to vote at the Annual Meeting and present in person or by proxy.

      It is intended that shares represented by a Proxy given pursuant to this solicitation will be voted in favor of the election of Gerald E. Bisbee, Jr., Ph.D., Michael E. Herman and Nancy-Ann DeParle as the Class III Directors, unless such authority is specifically withheld. In the event that any of such persons should become unavailable for election, it is intended that the shares of Common Stock represented by the Proxy will be voted for such substitute nominee as may be nominated by the Board of Directors. The above named persons have indicated willingness to serve if elected and it is not anticipated that any of them will become unavailable for election.

      The Certificate of Incorporation and Bylaws of the Company provide that advance notice of shareholder nominations for an election of directors must be given. Written notice of the shareholder's intent to make a nomination at a meeting of shareholders must be received by the Secretary of the Company not later than 120 days in advance of the date of such meeting in the case of an annual meeting and, in the case of a special meeting, not more than seven days following the date of notice of the meeting. The notice must contain (i) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated, (ii) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (iii) the names and addresses, as they appear in the Company's books, of such shareholder, (iv) the class and number of shares beneficially owned by such nominating shareholder and each nominee proposed by such shareholder, (v) a description of all arrangements or understandings between the nominating shareholder and each nominee and any other person or persons (naming such person or persons), pursuant to which the nomination or nominations are to be made, (vi) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, as then in effect, if the Company were soliciting proxies for the election of such nominees, and (vii) the consent of the nominee to serve as a director of the Company if so elected. No such notice has been received, and the chairman of the Annual Meeting is entitled to refuse to acknowledge the nomination of any person which is not made in compliance with the foregoing procedure. In any event, the Board of Directors has no reason to believe that anyone will attempt to nominate another candidate for director.

      The following table sets forth certain information as to the persons nominated by the Board of Directors for election as directors of the Company and each director whose term of office will continue after the Annual Meeting:

                                                        Director Since/
     Name                                          Age   Term Expires
     ----                                          ---   ------------

     To Serve in Office Until 2001 (Class III)
         Gerald E. Bisbee, Jr., Ph.D. (1)(2)        58      1988/2001
         Michael E. Herman (2)                      59      1995/2001
         Nancy-Ann DeParle                          44      ----/----


     To Serve in Office Until 2002 (Class I)
         Neal L. Patterson                          51      1980/2002
         Jeff C. Goldsmith, Ph.D. (2)               52      1999/2002
         John C. Danforth (1)(2)                    64      1996/2002

     To Serve in Office Until 2003 (Class II)
         Clifford W. Illig                          50      1980/2003
         William B. Neaves, Ph.D. (1)               58      2001/2003


____________________
(1)  Member of Audit Committee.
(2)  Member of Compensation Committee.

      Gerald E. Bisbee, Jr., Ph.D. has been a Director of the Company since February 1988. Dr. Bisbee is Chairman and Chief Executive Officer of ReGen Biologics, Inc., a company which designs, engineers and manufactures tissue engineered products for orthopedic applications. He has been a Director of APACHE Medical Systems, Inc. since December 1989, serving as Chairman of the Board from December 1989 to November 1997 and from December 2000 to present. He was Chief Executive Officer of APACHE Medical Systems from December 1989 to November 1997. Dr. Bisbee was also appointed Secretary of APACHE Medical Systems in December 2000. APACHE Medical Systems implements software decision support systems for intensive care units. Dr. Bisbee also served as a Director of SG Pacific Funds from 1989 to 1999 and is presently a Director of HealthGate Data Corporation.

      John C. Danforth has been a Director of the Company since May 1996. He has been a partner in the law firm of Bryan Cave LLP since 1995. For more than five years prior to 1995 he was a member of the United States Senate. Mr. Danforth is a Director of Dow Chemical Corporation and Metropolitan Life Insurance Company. Mr. Danforth also served as a Director of Time Warner, Inc. from 1998 to 2000.

     Nancy-Ann  DeParle  was  Administrator of the  Health  Care  Financing
Administration (HCFA) from 1997 to October 2000, when she resigned to become a Fellow of the Institute of Politics and the Interfaculty Health Policy Forum at Harvard University. She is currently working as a consultant on health policy and regulatory issues. As HCFA Administrator, Ms. DeParle was a key health policy advisor to President Clinton and directed the Medicare, Medicaid, and State Children's Health Insurance programs. Before joining HCFA, she served as Associate Director for Health and Personnel at the White House Office of Management and Budget from 1993 to 1997. She has also worked as a lawyer in private practice and served as the Commissioner of the Tennessee Department of Human Services. Ms. DeParle is a nominee for Director of Guidant Corporation.

     Jeff C. Goldsmith, Ph.D. has been a Director of the Company since September 1999. He is a healthcare consultant and President of Health Futures, Inc. Dr. Goldsmith served as National Advisor for Healthcare to Ernst & Young for twelve years, and lectured for eleven years at the
Graduate School of Business at the University of Chicago. Dr. Goldsmith also served as Director of Planning and Government Affairs at the University of Chicago Medical Center and worked as a fiscal and policy analyst in the Office of the Governor of Illinois.

      Michael E. Herman has been a Director of the Company since May 1995. He was President of the Kansas City Royals Baseball Club from 1992 to 2000. He was Chairman of the Finance and Investment Committee of the Kauffman Foundation from 1990 to 1999 and its President from 1985 to 1990. Mr.
Herman was the Executive Vice President and Chief Financial Officer of Marion Laboratories, Inc. from 1974 to 1990. He is a Director of Janus Capital Corporation and Eloquent, Inc.

     Clifford W. Illig has been a Director of the Company for more than five years. Mr. Illig served as Chief Operating Officer of the Company for more than five years until October 1998 and as President of the Company for more than five years until March 1999. Mr. Illig was appointed Vice Chairman of the Board of Directors in March 1999.

      William B. Neaves, Ph.D. has been a Director of the Company since March 2001. Dr. Neaves has been President, Chief Executive Officer, and member of the Board of Directors of The Stowers Institute for Medical
Research  since June 2000.   For twenty
years prior to 2000, he served in succession as Dean of Southwestern Graduate School, Dean of Southwestern Medical School, and Chief Academic Officer and holder of the Wildenthal Distinguished Chair in Biomedical Science at the University of Texas Southwestern Medical Center. He is presently a member of the University of Kansas City Trustees, the Kansas City Life Sciences Institute, and the Kansas City Area Development Council.

      Neal L. Patterson has been Chairman of the Board of Directors and Chief Executive Officer of the Company for more than five years. Mr. Patterson also served as President of the Company from March 1999 until August 1999.

Meetings of the Board and Committees

      The Board of Directors has established Audit and Compensation Committees of the Board of Directors. The Board of Directors had an Executive Committee during 2000, but the Executive Committee was disbanded and dissolved effective March 9, 2001. The Board of Directors does not have a Nominating Committee. During 2000, the Board of Directors held six meetings.

      The Executive Committee had authority to act in place of the Board of Directors when the Board of Directors was not in session and could exercise all of the powers of the Board of Directors, except with respect to certain corporate matters, including mergers, dissolution, sale of property, issuance of stock, declaring dividends or amending the Certificate of Incorporation or Bylaws of the Company. The Executive Committee did not meet during 2000. The Executive Committee was disbanded and dissolved effective March 9, 2001.

      The Audit Committee assists the Board of Directors in fulfilling its responsibilities with respect to the accounting and financial reporting practices of the Company and in addressing the scope and expense of audit and related services provided by the Company's independent accountants. The Audit Committee met four times during 2000.

     The Compensation Committee reviews and approves the Company's compensation policies and practices, establishes compensation for directors and Mr. Patterson, reviews and approves the compensation of the other executive officers of the Company, and approves major changes in the Company's benefit plans and compensation philosophy. The Compensation Committee met four times during 2000.

Audit Committee Report

      NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

      The Audit Committee of the Company is currently composed of three independent members of the Board of Directors and operates under a written charter adopted by the Board of Directors (see attached Exhibit A). The Audit Committee recommends to the Board of Directors the selection of the Company's independent accountants.

      Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

      The Company's independent accountants also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

      Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 30, 2000 to be filed with the Securities and Exchange Commission.

Members of the Audit Committee:
Gerald E. Bisbee, Jr., Ph.D.
John C. Danforth
William B. Neaves, Ph.D. (1)
____________________

(1)  Dr. Neaves joined the Audit Committee on March 9, 2001.

                          EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to the Chief Executive Officer and the four most highly compensated executive officers of the Company as to whom the total salary and bonuses for the fiscal year ended December 30, 2000 exceeded $100,000:

                        Summary Compensation Table



                                          Annual Compensation     Long-Term Compensation
                                          -------------------     ----------------------      All Other
                                                                                            Compensation
                                     Fiscal                          Number of Stock        ------------
Name and Principal Position           Year    Salary($)   Bonus($)   Options Granted           ($) (1)
---------------------------          ------   ---------   --------   ---------------        ------------

Neal L. Patterson                    2000      436,154    191,250                -               2,970
Chairman of the Board of Directors   1999      390,000          -                -                 657
and Chief Executive Officer          1998      386,539    126,564           25,000                 660

Jack A. Newman, Jr.                  2000      386,539    239,270                -               2,950
Executive Vice President             1999      375,000     33,548          129,363                 657
                                     1998      369,230    131,094                -                 660

Paul M. Black                        2000      230,000    352,537            2,000               2,873
Executive Vice President and         1999      224,230     46,431              887                 657
Chief Sales Officer                  1998      203,847    135,417           29,940                 660

Earl H. Devanny, III (2)             2000      332,692    213,438           25,000               4,700
President                            1999      126,250    100,000          100,679                  19
                                     1998            -          -                -                   -

Glenn P. Tobin, Ph.D. (3)            2000      335,384    176,850           10,000               4,749
Executive Vice President and         1999      317,692          -            5,298                 657
Chief Operating Officer              1998      214,615     51,718          105,500                 640

____________________

(1)Includes Company matching contributions and discretionary profit sharing distributions to the named individual's account pursuant to the Cerner Corporation 401(k) Retirement Plan and premiums paid by the Company on group term life insurance.

(2)Mr. Devanny became an executive officer of the Company on August 13, 1999.

(3)Dr. Tobin became an executive officer of the Company on April 27, 1998.

Stock Option Plans

      The following table reports information with respect to the award of stock options during the year ended December 30, 2000 for each of the named executive officers in the Summary Compensation Table:

                     Option Grants In Last Fiscal Year


                                 Number of     Percent of
                                 securities   total options
                                 underlying    granted to       Exercise
                                  options       employees         price        Expiration      Grant date
Name                             granted(#)   in fiscal year      ($/Sh)          date      present value ($)
----                             ----------   --------------    --------       ----------   -----------------

Neal L. Patterson                     -             -                 -                -           -

Jack A. Newman, Jr.                   -             -                 -                -           -

Paul M. Black (1)(2)              2,000            .2             24.00         06/05/10      29,184

Earl H. Devanny, III (1)(2)      25,000           1.9             24.00         06/05/10     364,803

Glenn P. Tobin, Ph.D. (1)(2)     10,000            .8             24.00         06/05/10     145,921

____________________
(1) These options were issued at a price that was equal to the fair market value of the Company's Common Stock on the date of grant. The options become exercisable in varying amounts per year over a period of five years from the date of the grant, assuming the optionee remains an employee of the Company.

(2) The grant date present value was calculated using the Black-Scholes option pricing model with the following weighted average assumptions: expected dividend yield of zero percent; expected stock volatility of 72.1%; risk-free interest rate of 5.0%; and expected years until exercise of 4.7 years for each option.

     The following table reports information with respect to the December 30, 2000 option values for each of the named executive officers in the Summary Compensation Table:


            Aggregated Option Exercises In Last Fiscal Year and December 30, 2000 Option Values

                                                      Number of
                                                      Securities
                                                      Underlying
                                                      Unexercised
                                                      Options at       Value of Unexercised
                                                    December 30, 2000 In-the-Money Options at
                                                           (#)         December 30, 2000 ($)
                        Shares                       --------------  -----------------------
                      Acquired on      Value         Exercisable/        Exercisable/
Name                  Exercise (#)   Realized ($)   Unexercisable (1)   Unexercisable (1)
----                  ------------   ------------   -----------------   -----------------

Neal L. Patterson          -              -          180,000/205,000     2,992,500/3,442,500
Jack A. Newman, Jr.        -              -           97,873/56,490      2,562,770/1,556,023
Paul M. Black          7,900        327,975           27,296/57,941        814,945/1,586,001
Earl H. Devanny, III       -              -           28,500/97,179        876,375/2,776,277
Glenn P. Tobin, Ph.D.      -              -           30,560/90,238        774,909/2,224,358

____________________
(1)The numbers in the column headed Number of Securities Underlying Unexercised Options at December 30, 2000 and the dollar amounts in the column headed Value of Unexercised In-the-Money Options at December 30, 2000 reflect (i) the number of shares of the Company's Common Stock into which options are exercisable and unexercisable and (ii) the difference between the fair market value on December 30, 2000 of such shares of Common Stock and the exercise price of the options.

Director Compensation

      Non-employee directors of the Company receive compensation of $2,500 for each meeting of the Board of Directors attended and an additional $500 for each committee meeting attended, plus reimbursement for expenses incurred in connection with attendance at Board of Directors meetings. During 2000, payments, excluding expense reimbursements, were $16,000 to Dr. Bisbee, $16,500 to Mr. Herman, $16,500 to Dr. Goldsmith and $18,500 to Mr. Danforth.

      In conjunction with becoming a Director of the Company in March 2001, Dr. Neaves was granted options to purchase 20,000 shares of the Company's Common Stock. These options were issued at a price that was equal to the fair market value of the Company's Common Stock on the date of grant. The options become exercisable in equal amounts each year over a period of five years from the date of the grant, beginning in 2002, assuming Dr. Neaves remains a Director of the Company. The options expire ten years from date of grant.

      In 2000, Dr. Bisbee was granted options to purchase 4,000 shares of the Company's Common Stock. These options were issued at a price that was equal to the fair market value of the Company's Common Stock on the date of grant. The options become exercisable one year from the date of grant, assuming Dr. Bisbee remains a Director of the Company. The options expire ten years from date of grant.

Report of the Compensation Committee

       The Compensation Committee of the Board of Directors (the "Compensation Committee") is composed of the individuals listed below. All of the members of the Compensation Committee are outside directors. The Compensation Committee reviews and approves the Company's compensation policies and practices, establishes compensation for directors and Mr. Patterson, reviews and approves the compensation of the other executive officers of the Company, and approves major changes in the Company's benefit plans and compensation philosophy.

      The compensation policies of the Company have been designed to enable the Company to attract, motivate and retain experienced and qualified executives. The Company seeks to provide competitive salaries based upon individual performance, together with quarterly cash bonuses awarded for the achievement of goals established by the Compensation Committee. In addition, it has been the policy of the Company to grant stock options to executives upon their commencement of employment with the Company or their becoming such executive officers in an effort to strengthen the mutuality of interests between such executives and the Company's shareholders.

     Annual Compensation

     Historically, total annual cash compensation for executive officers of the Company consisted of base salary and a potential annual cash bonus (in some instances payable by the award of restricted stock of the Company) based upon incentive plans adopted each year by the Compensation Committee. This year, the Company is seeking approval of a qualified performance-based compensation plan, which is similar to the previous years' compensation plans. Total annual cash compensation varies each year based on changes in base salary and in the cash bonus. The incentive plans for executive officers other than Mr. Patterson consists of various objective goals, both related to areas for which such executive officer has responsibility and for company wide performance. Attainment of each goal is objective, but the amount of the bonus is also affected, in some instances, by a subjective analysis of the executive's overall performance. Beginning in year 2001, such bonus may only be adjusted downward from the maximum amount stated in each individual's compensation plan. For Mr. Patterson, the sole goal during the 2000 plan year consisted of earnings per share. Attainment by Mr. Patterson of this goal is determined on an objective basis without any subjective analysis of his overall performance. Under the incentive plans, each executive may earn up to a maximum amount approved by the Compensation Committee, based on and as determined by targets designed to create a significant incentive in relation to such executive's salary. During 2000, the Company's executive officers, as a group, earned approximately 83 percent of the targeted incentives available.

     The salary of each executive officer is approved on a subjective basis by the Compensation Committee at a level believed to be sufficient to attract and retain qualified individuals. In making this determination, the Compensation Committee considers the executive's performance, salary levels at other competing businesses and the Company's performance. In approving salaries and incentive plan payments for 2000, the Compensation Committee considered, among other matters, the Company's performance during 1999 and the compensation levels for 1998 and 1999 of the Company's principle competitors for which information was available, although the Compensation Committee did not target compensation to any particular group of these companies. The factors impacting base salary levels are not independently assigned specific weights but are subjectively considered by the Compensation Committee.

      Mr. Patterson's compensation during the year ended December 30, 2000 consisted of $436,154 in salary and $191,250 in payments earned under the Company's incentive plans. Mr. Patterson earned approximately 78 percent of the targeted incentives available under the incentive plans during 2000. In determining Mr. Patterson's salary and potential incentive plan payments for 2000, the Compensation Committee considered, among other matters, the Company's performance during 1999 and the compensation of the chief executive officer for 1998 and 1999 of the Company's principle competitors for which information was available, although the Compensation Committee did not target his compensation to any particular group of these companies.

     Long-Term Incentive Compensation

      The long-term incentive compensation for executive officers consists of awards of stock options granted under the Company's stock option plans typically upon their commencement of employment with the Company or promotion to executive officer and stock options granted during the employment as executive officers. The Compensation Committee believes stock options create an incentive for executive officers to contribute to sustained, long-term growth in the Company's performance. The Compensation Committee believes that stock options create a mutuality of interest between the Company's executive officers and shareholders. Stock option grants provide the right to purchase shares of Common Stock at a specified exercise price. All stock options issued to executive officers to date have exercise prices equal to or greater than the fair market value of the Common Stock on the date of the grant of the stock option.

Members of the Compensation Committee:
Gerald E. Bisbee, Jr., Ph.D.
John C. Danforth
Jeff C. Goldsmith, Ph.D.
Michael E. Herman

Company Performance

      The following graph presents a comparison for the five-year period ended December 29, 2000 of the performance of the Common Stock of the Company with the Nasdaq Composite Index (as calculated by The Center for Research in Security Prices) and the Nasdaq Computer/Data Processing Group (as calculated by The Center for Research in Security Prices):


                 Comparison of 5 year Cumulative Total Return


    Measurement Period                            Nasdaq Computer and   Nasdaq Stock Market
  (Fiscal Year Covered)     Cerner Corporation   Data Processing Index     (US Companies)
  ---------------------     ------------------   ---------------------  -------------------

Measurement Pt-12/30/95            $100.00               $100.00             $100.00
Measurement Pt-12/31/96            $ 75.61               $123.41             $123.03
Measurement Pt-12/30/97            $103.05               $151.61             $150.68
Measurement Pt-12/31/98            $130.49               $270.52             $212.46
Measurement Pt-12/31/99            $ 96.04               $594.39             $394.82
Measurement Pt-12/30/00            $225.61               $274.91             $237.37

     The above comparison assumes $100 was invested on December 30, 1995 in
Common  Stock  of  the  Company and in each of the  foregoing  indices  and assumes reinvestment of dividends.  The results of each component issuer of
each   group   are  weighted  according  to  such  issuer's  stock   market
capitalization at the beginning of each year.


                      INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has selected the firm of KPMG LLP as the Company's independent certified public accountants to audit the financial statements of the Company for the fiscal year ending December 29, 2001.
KPMG LLP has served as auditors for the Company since 1983. It is expected that representatives of KPMG LLP will be present at the Annual Meeting.
They will have the opportunity to make a statement, if they desire to do so, and also will be available to respond to appropriate questions.

Audit Fees

     The aggregate fees incurred for professional services for the audit of the Company's annual financial statements for the fiscal year ended
December 30, 2000, and the reviews of the financial statements included in the Company's Form 10-Q for the fiscal year ended December 30, 2000, were $123,000.

Financial Information Systems Design and Implementation Fees

      The  aggregate fees incurred for financial information systems design
and   implementation  services  (as  defined  by  Rule  2-01(c)(4)(ii)   of
Regulation S-X promulgated by the SEC) rendered to the Company by KPMG  for the fiscal year ended December 30, 2000, were zero.

All Other Fees

      The aggregate fees incurred for services rendered to the Company by KPMG, other than those services covered in the sections captioned "Audit
Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 30, 2000, were $150,600.

      In making its determination regarding the independence of KPMG, the Audit Committee considered whether the provision of the services covered in the sections herein regarding "Financial Information Systems Design and Implementation Fees" and "All Other Fees" was compatible with maintaining such independence.


                      APPROVAL OF THE ADOPTION OF THE
            CERNER CORPORATION 2001 LONG-TERM INCENTIVE PLAN F

      The  Board  of  Directors of the Company approved on March  9,  2001, subject  to  shareholder  approval, a long-term  equity-based  compensation plan, formally titled the "Cerner Corporation 2001 Long-Term Incentive Plan
F"  ("Plan  F"),  to provide key associates, consultants  and  non-employee directors  of  the  Company and its subsidiaries ("eligible  participants")
with  added  incentive  to remain employed by the Company  and  align  such individuals'  interests with those of the Company's  shareholders,  and  is recommending to the shareholders that the shareholders adopt  Plan  F.  The
Board  of  Directors believes that Plan F will create additional  alignment with  eligible  participants as shareholders.  The Board of Directors  also believes  that the use of Plan F is necessary for the Company  to  attract, hire  and  retain  quality  associates in  an  industry  that  has  a  very competitive market for talented employees and meets the Company's  goal  of establishing  a  broad based, long-term orientation for the Company's  high
performance  associates.   Plan  F would  permit  the  issuance  of  up  to
2,000,000  shares of the Company's Common Stock pursuant to Awards  granted
under  Plan  F,  such  as  stock  options,  restricted  stock  awards   and
performance  share  awards,  as  well  as  other  awards  such   as   stock
appreciation  rights  ("SARs"), phantom stock and performance  unit  awards which may be payable in the form of Common Stock or cash (collectively  all such  types of awards being hereinafter referred to as "Awards");  however, not  more  than  500,000 of such shares will be available to  granting  any types  of  grants other than Options or SARs as specifically set  forth  in
Plan F.

Description of Plan F

      The following is only a brief summary of Plan F and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Annex I.

      General.   Plan  F provides for the granting of stock options,  SARs, restricted  stock  awards,  phantom  stock,  performance  unit  awards  and performance share awards to designated eligible participants.

     Purpose.  The purpose of Plan F is to promote the success, and enhance the  value,  of the Company by linking the personal interests  of  eligible participants  to those of the Company's shareholders and by providing  such
eligible participants with an incentive for outstanding performance.   Plan
F  is further intended to provide flexibility to the Company in its ability to  attract, motivate and retain the services of eligible participants upon whose  judgment,  interest  and  special efforts  the  Company  is  largely dependent for the successful conduct of its operations.

      Eligibility to Receive Awards. Designated key associates of the Company and its subsidiaries, consultants and non-employee directors are eligible to be granted Awards under Plan F. However, incentive stock options (see below) may be granted only to associates of the Company.

      Plan Administration. Plan F is administered by a committee composed of outside directors appointed by the Board of Directors of the Company
(the "Committee"). Subject to the terms of Plan F, the Committee has the sole discretion to administer and interpret Plan F and determine who shall be granted Awards, the size and types of such Awards and the terms and conditions of such Awards.

      Stock Options. Both incentive stock options and nonqualified stock options may be granted under Plan F. The exercise price per share of the shares of the Company's Common Stock subject to each option (the "option price") is set by the Committee but may not be less than the fair market value on the date of grant. Certain incentive stock options granted to individuals owning more than 10% of the Company will be required to have a higher option price equal to at least 110% of the value of the stock on the date of grant. Options granted under Plan F are exercisable at the times and on the terms established by the Committee. The grant and the terms of incentive stock options shall be restricted to the extent required by the Internal Revenue Code. The option price must be paid in full in cash or the Committee also may permit payment of the option price by the tender of previously acquired shares of the Company's Common Stock or such other legal consideration which the Committee determines to be consistent with Plan F's purpose and applicable law. Reload options, which are options granted when an option holder exercises a stock option and makes payment of the purchase price with previously owned shares of Common Stock, may be granted under Plan F. A reload option grant is for the number of shares utilized in payment of the purchase price and tax withholding, if any. The option price for a reload option, if granted, will be equal to the fair market value as of the date of exercise of the option or the date of grant of such additional options, whichever is later.

      Section 162(m) of the Internal Revenue Code limits the Company's deduction for compensation paid to certain executive officers to $1 million per year unless such compensation is "performance-based." For purposes of satisfying this requirement, Plan F limits the number of options that can be granted to any individual during any calendar year to 500,000 shares.
This limitation is applicable to other Awards made under Plan F to the extent such Awards are settled in shares of Company Common Stock.

      Stock Appreciation Rights.  Plan F permits the grant of two types  of
SARs: freestanding SARs, tandem SARs, or any combination thereof. A freestanding SAR is a SAR that is granted independently of any option. A tandem SAR is a SAR that is granted in connection with a related option, the exercise of which requires a forfeiture of the right to purchase a share under the related option (and when a share is purchased under the option, the SAR is similarly canceled). Tandem SARs may be granted either at the time the option is granted or any time thereafter while the option remains outstanding; provided, however, that in the case of an incentive stock option, SARs may be granted only at the time of grant of the incentive stock option. The Committee has complete discretion to determine the number of SARs granted to any optionee or recipient and the terms and conditions pertaining to such SARs. Unless the Committee determines otherwise, the grant price shall be at least equal to the option price of the related option in the case of a tandem SAR, or in the case of a freestanding SAR, the fair market value of a share of the Company's Common
Stock on the date of grant.

      Restricted  Stock.   Plan  F permits the grant  of  restricted  stock
awards.  Restricted stock may be issued or transferred for consideration or for  no  consideration, as determined by the Committee.  The Committee  may establish conditions under which restrictions on shares of Restricted Stock shall lapse over a period of time or according to such other criteria, such as  the  achievement of specific performance goals, as the Committee  deems appropriate.  Unless the Committee determines otherwise, during the  period of  time  in  which  the  shares of Restricted Stock  are  restricted,  the individual to whom the shares have been granted shall not have the right to vote  the shares but shall have the right to receive any dividends or other distributions  paid  on  such shares, subject to  any  restrictions  deemed appropriate  by the Committee.  The Committee may accelerate  the  time  at which any restrictions lapse, and/or remove any restrictions.

      Performance Unit and Performance Shares.  Plan F permits the grant of performance units and performance share awards which are bonuses payable in cash,  Common Stock or a combination thereof.  Each Performance  Unit/Share shall represent the right of the grantee to receive an amount based on  the value  of  the Performance Unit/Share, if performance goals established  by the Committee are met.  A Performance Unit shall have a value based on such measurements or criteria as the Committee determines.  A Performance  Share shall have a value equal to the fair market value of a share of the Company
Common  Stock.  When  Performance Units/Shares are granted,  the  Committee shall  establish  a  performance period during which performance  shall  be measured  and  at  the end of each performance period, the Committee  shall determine to what extent the performance goals and other conditions of  the
Performance  Units/Shares  are  met.   If  the  grantee  of  a  Performance
Unit/Share  ceases to be an associate during a performance  period,  or  if other  conditions established by the Committee are not met,  the  grantee's
Performance  Units/Shares shall be forfeited at the close  of  business  on such  associate's  last  day  of employment. The  Committee  may,  however, provide for complete or partial exceptions to this requirement as it  deems appropriate.

      Phantom Stock.  Plan F permits the grant of shares of phantom  stock.
The  Committee  will establish the initial value of each share  of  Phantom
Stock at the time of the grant and may decide whether Company dividends, if any,  will  be  paid  (either  currently  or  accrued  as  contingent  cash obligations) on any shares of Phantom Stock.  Payments made with respect to a  share  of  Phantom Stock will be in an amount equal to the  fair  market value on the payment date of a share of Company Stock.  Any amounts payable with  respect to Phantom Stock may be paid in the form of cash or in shares of  Company  Stock  in  accordance with the terms  and  at  such  times  as determined  by the Committee at the time of grant.  Generally, the  payment of  amounts with respect to shares of Phantom Stock will be associated with the achievement of specific performance goals established from time to time
by  the  Committee.   If  the grantee of Phantom  Stock  ceases  to  be  an
associate  prior to becoming vested or otherwise entitled to  payment,  the associate's  Phantom Stock shall be forfeited at the close of  business  on the associate's last day of employment. The Committee may, however, provide for  complete  or  partial  exceptions to  this  requirement  as  it  deems appropriate.


      Nontransferability of Awards.  Awards granted under Plan F may not be
sold,   transferred,   pledged,  assigned,  or   otherwise   alienated   or
hypothecated, other than by will or by the applicable laws of  descent  and distribution,  or  as otherwise specifically permitted  by  the  Committee.
However, a grantee or recipient may designate one or more beneficiaries (in the case of Nonqualified Stock Options only) to receive any exercisable  or vested Awards following his or her death.

      Federal Income Tax Consequences. The following is only a general summary of the possible federal income tax consequences that could result under Plan F and should not be relied upon as being a complete statement.
It does not address the state or local tax aspects of participation in Plan
F.

      The  grant of an option or SAR will create no tax consequences for  a grantee  or  the  Company.  In general, the grantee will  have  no  taxable income  upon exercising an incentive stock option if the applicable holding period  is  satisfied (except that the alternative minimum tax may  apply), and  the  Company  will receive no income tax deduction when  an  incentive stock option is exercised.  Upon exercising a nonqualified option or a SAR, the  grantee must recognize ordinary income equal to the difference between the  exercise price and the fair market value of shares of Common Stock  on the  date  of the exercise; the Company will be entitled to an  income  tax deduction for the same amount, subject to the possible applicability of the compensation deductibility limit of Section 162(m) of the Internal  Revenue
Code.   Generally,  there  will be no tax consequence  to  the  Company  in connection with a disposition of shares acquired by a grantee upon exercise of an option, except that the Company may be entitled to a tax deduction in the  case  of a disposition of shares acquired by exercise of an  incentive stock option before the applicable holding periods have been satisfied.

     With respect to other Awards made under Plan F that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture, the grantee generally must recognize ordinary income equal to the cash or the fair market value of shares or other property received, and the Company will be entitled to a deduction for the same amount. With respect to Awards that are settled in stock or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the grantee generally must recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier, and the Company will be entitled to a deduction for the same amount, subject to possible limitation under Section 162(m) of the Internal Revenue Code.

      Amendment and Termination of Plan F. Except as specifically provided for in Plan F, the Committee or the Board of Directors of the Company may amend or terminate Plan F at any time or from time to time, without obtaining the approval of the Company's shareholders. Unless terminated earlier by the Committee, Plan F shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless Plan F is extended with the approval of the shareholders.

Plan F Benefits

      All key associates, consultants and non-employee directors of the Company and its subsidiaries are eligible to participate in and receive
Awards under Plan F. The value and number of shares that potentially may be received by the five individuals named in the Summary Compensation
Table, all current executive officers and all associates are not currently determinable due to the voluntary and discretionary nature of Plan F.

Approval of Plan F

     Approval of the proposal to adopt Plan F requires the affirmative vote of  the holders of a majority of the shares of Common Stock represented  at the  Annual  Meeting, in person or by proxy, and entitled to vote  thereon.
Abstentions will have the same effect as votes against the proposal.   Non-
voted  shares  will not be considered in attendance for the  vote  on  this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
    ADOPTION OF THE CERNER CORPORATION 2001 LONG-TERM INCENTIVE PLAN F


  APPROVAL OF THE ADOPTION OF THE CERNER CORPORATION 2001 ASSOCIATE STOCK
   PURCHASE PLAN WHICH QUALIFIES UNDER INTERNAL REVENUE CODE SECTION 423

     The  Board  of  Directors of the Company approved on  March  9,  2001, subject  to shareholder approval, an employee stock purchase plan, formally titled  the  "Cerner Corporation 2001 Associate Stock Purchase  Plan"  (the
"Stock  Purchase  Plan")  to provide associates  of  the  Company  and  its domestic  subsidiaries  with added incentive to remain  employed  with  the
Company and to encourage increased efforts to promote the best interests of the Company by permitting them to purchase shares of Common Stock at below-
market  prices.   The  Stock Purchase Plan is intended  to  qualify  as  an
"employee  stock purchase plan" within the meaning of Section  423  of  the
Internal Revenue Code of 1986, as amended (the "Code").

Description of the Cerner Corporation 2001 Associate Stock Purchase Plan

      The following is only a brief summary of the Stock Purchase Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Annex II.

      General.   The Stock Purchase Plan gives all eligible associates  the opportunity  to purchase shares of Common Stock at below-market  prices  on the  last  day  of  a successive three-month period (each  such  period  is referred  to  herein  as  a "Purchase Period"). There  will  be  four  such
Purchase  Periods per year with the end of each Purchase Period  being  the last  business day of each calendar quarter and the beginning day  of  each
Purchase Period being the first business day following the end of the  last
Purchase Period. Eligible Associates may elect on a quarterly basis to have the  Company withhold between 1% and 20% of their Compensation (as  defined in  the Stock Purchase Plan) to be used to purchase Company Common Stock at a 15% discount on the last day of the Purchase Period. All shares purchased under the Stock Purchase Plan may not be sold, transferred or assigned  for a period of one year after the date issued.

      Eligibility.  Each individual employed by the Company and  associates of  the  Company's  United States based subsidiaries,  except  as  provided
below,  shall be eligible to participate in the Stock Purchase  Plan.   The
following  individuals  shall be excluded from participation:  (a)  persons who,  as  of  the  beginning of a Purchase Period, have  been  continuously employed  by  the Company or its domestic subsidiaries for  less  than  two weeks;  (b)  persons  who, as of the beginning of a  Purchase  Period,  own directly  or  indirectly, or hold options or rights to  acquire  under  any agreement or Company plan, an aggregate of 5% or more of the total combined voting  power or value of all outstanding shares of all classes of  Company
Common  Stock; and (c) persons who are customarily employed by the  Company for  less  than twenty hours per week or for less than five months  in  any calendar year.

      Shares  Subject to the Stock Purchase Plan.  A maximum  of  1,000,000 shares  of  Common  Stock may be purchased under the Stock  Purchase  Plan, subject  to appropriate adjustment in the event of a stock dividend,  stock split or combination, reorganization, merger, consolidation, liquidation or any  combination  or exchange of shares of Common Stock. The  Common  Stock subject  to  issuance  under the terms of the Stock Purchase  Plan  may  be authorized  but  unissued  shares or reacquired shares  of  Company  Stock, including treasury shares and shares purchased by the Company on  the  open market  for  purposes of the Stock Purchase Plan or a combination  thereof.
At  the  present  time, the Company intends that all such  shares  will  be purchased by the Company on the open-market, making the Stock Purchase Plan non-dilutive to shareholders.  The Company may at some point in the future, however,  elect to issue authorized but unissued shares or treasury  shares to  fund the Stock Purchase Plan which would be potentially dilutive to the shareholders.

     Administration.  The Stock Purchase Plan will be administered  by  the
Board  of  Directors  or  by  a committee of the  Board  (the  "Committee")
appointed by the Board and serving at its pleasure (the Board or  any  such
Committee  being  herein referred to as the "Administrator").   Until  such
time as the Board shall determine otherwise, the Compensation Committee  of the  Board shall serve as Administrator.  Subject to the provisions of  the
Stock  Purchase  Plan, the Administrator has full power  and  authority  to interpret  and administer the Stock Purchase Plan, to establish  rules  and regulations,  to  appoint agents in connection therewith and  to  take  any other  action  that  the  Administrator deems  necessary  or  desirable  to administer the Stock Purchase Plan.

      Purchase  Price.  The purchase price of Common Stock under the  Stock
Option  Plan shall be 85% of the fair market value of the Company's  Common
Stock on the last trading day of the Purchase Period (the "Purchase Date").
Payment for shares is made on the Purchase Date using the funds that have accumulated through the after-tax payroll deductions over the Purchase
Period  or  in  such  other


form  of  payment  deemed  acceptable  by  the  Administrator.   Subject to
limitations as set forth in the Stock  Purchase  Plan or established by the
Committee  and  unless  other  means of payment  are  determined   by   the
Committee,  the  Company  will  deduct   from   each Participant's paycheck
on an after-tax basis an amount not less than 1% and  not  greater than 20%
of Compensation, such percentage to be determined  by the Participant.

     Limitations.   In no event shall a Participant be entitled to purchase
Common  Stock  under the Stock Option Plan (and any other Company  employee stock  purchase  plan) at a rate which exceeds $25,000 of the  fair  market value of such Common Stock during a calendar year, to be determined in  the manner  provided by Section 423(b)(8) of the Code.  Except in the  case  of death, a Participant's right to purchase the Company Stock at the end of  a
Purchase  Period  may  not  be  sold,  pledged,  assigned,  transferred  or hypothecated  in  any way (whether by operation of law  or  otherwise)  and shall  not  be  subject  to  sale under execution,  attachment  or  similar process.

      Amendments and Duration.  The Administrator may terminate  the  Stock
Purchase  Plan  at any time and may amend the Stock Purchase  Plan  in  any manner permitted by law.  No amendment shall be effective unless within one year after it is adopted by the Board it is approved by the shareholders in the  manner prescribed under the Treasury Regulations under Section 423  of the  Code,  if  such  amendment would: (a) increase the  number  of  shares reserved  for purchase under the Stock Purchase Plan, unless such  increase is  by reason of any change in the capital structure of the Company as  set forth  above; (b) change the designation of corporations or other  entities whose employees may be given the opportunity to purchase Common Stock under the  Plan,  except  as permitted under Treasury Regulations  1.423-2(c)(4);
(c)  materially modify the requirements as to eligibility for participation
in   the  Plan;  or  (d)  materially  increase  the  benefits  accruing  to
Participants under the Plan.

      Federal Income Tax Consequences. The following is only a general summary of the possible federal income tax consequences that could result under the Stock Purchase Plan and should not be relied upon as being a complete statement. It does not address the state or local tax aspects of participation in the Stock Purchase Plan.

      The  Stock Purchase Plan is intended to qualify as an "employee stock
purchase  plan"  within  the meaning of Section 423  of  the  Code.   Under
Section 423 of the Code, an eligible associate who elects to participate in the  Stock  Purchase Plan will not realize any taxable income at  the  time
Common  Stock is purchased under the Stock Purchase Plan for such  eligible associate.  If  an associate disposes of Common Stock purchased  under  the
Stock  Purchase Plan two years or more after the first day of the  Purchase
Period  or  one year or more after the date the Common Stock is transferred to the associate, whichever is later, the associate will recognize ordinary income  in  an amount equal to the lesser of: (a) the excess  of  the  fair market  value of the Common Stock at the time of the disposition  over  the purchase price under the Stock Purchase Plan or (b) 15% of the fair  market
value  of  the Common Stock on the first day of the Purchase  Period.   The
portion  of the gain that is in excess of the amount recognized as ordinary income, if any, is taxed as long-term capital gain.  If the Common Stock is disposed  of  at a price below the purchase price under the Stock  Purchase
Plan, the loss will be treated as long-term capital loss.  The Company will not  be  entitled to any deduction with respect to a disposition of  Common
Stock occurring under the circumstances described in this paragraph.

      If  an  associate disposes of Common Stock purchased under the  Stock
Purchase Plan within two years after the first day of the Purchase Period, or within one year after the date the Common Stock is transferred to the associate, whichever is later, the associate will recognize ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the excess of the fair market value of the Common Stock on the last day of the Purchase Period over the purchase price of the Common Stock under the Stock Purchase Plan. The associate's cost basis of the Common Stock will be increased by the amount of the ordinary income recognized by the associate. In addition, on the disposition of the Common
Stock, an associate will recognize capital gain or loss equal to the difference between the price at which the Common Stock is disposed of and the cost basis in the Common Stock, as so increased. The Company will not be entitled to any deduction with respect to the amount recognized by the associate as capital gain.

      Miscellaneous Information. The Stock Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

      The  Stock  Purchase Plan is intended to satisfy the requirements  of
Section 423 of the Code. A Participant will not obtain the benefits of this provision of the Code if such Participant disposes of shares of Common
Stock acquired pursuant to the Plan within two


years from the first day of the applicable Purchase Period or within one year from the date such Common Stock is purchased by the Participant, whichever is later.

      A Participant shall have no rights as a shareholder under the Plan until he or she acquires the Common Stock on one of the Plan's Purchase
Dates, at which time the Participant will become a shareholder with respect to shares for which payment has been completed as of the close of business on the Purchase Date.

Stock Purchase Plan Benefits

      All associates of the Company, except for those specifically excluded as set forth above, are eligible to participate under the Stock Purchase
Plan. Directors who are not otherwise associates will not be permitted to participate. The dollar value and number of shares that will be purchased and received by the five individuals named in the Summary Compensation
Table (so long as such individuals are not restricted from participating in the Stock Purchase Plan), all current executive officers and all associates are not currently determinable due to the voluntary and discretionary nature of the Stock Purchase Plan.

Approval of the Stock Purchase Plan

      Approval  of  the  proposal  to adopt  the  Cerner  Corporation  2001
Associate Stock Purchase Plan requires the affirmative vote of the  holders of  a  majority  of the shares of Common Stock represented  at  the  Annual
Meeting,  in person or by proxy, and entitled to vote thereon.  Abstentions will  have the same effect as votes against the proposal.  Non-voted shares will not be considered in attendance for the vote on this proposal.

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE
           CERNER CORPORATION 2001 ASSOCIATE STOCK PURCHASE PLAN
          WHICH QUALIFIES UNDER INTERNAL REVENUE CODE SECTION 423


  APPROVAL OF A QUALIFIED PERFORMANCE-BASED COMPENSATION PLAN, THE CERNER
CORPORATION PERFORMANCE PLAN, FOR THE CORPORATION'S EXECUTIVE OFFICERS FOR
  PURPOSES OF COMPLYING WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE

     The  Board  of  Directors of the Company recommends  approval  of  the
Cerner  Corporation Performance Plan (the "Performance Plan") for  purposes of  complying  with  Section  162(m) of  the  Internal  Revenue  Code.  The
Performance Plan is similar to previous years' incentive compensation plans approved  by  the  Compensation Committee of the Board  of  Directors.  The
reason  for  obtaining shareholder approval of the Performance Plan  is  to ensure  that  all  amounts  paid  under the  Performance  Plan  to  certain executives  will  remain deductible to the Company for federal  income  tax
purposes.   The federal tax law requires certain plans, like the  Company's
Performance Plan, to be approved by shareholders at least once  every  five years in order to ensure that all amounts paid are fully tax-deductible.

     The  Board of Directors has determined that it is appropriate  and  in the  best interests of the Company and the shareholders to ensure that  all amounts payable under the Performance Plan are fully tax-deductible to  the
Company.  The Board has determined, by resolution adopted on March 9, 2001, to submit the plan to shareholders for their approval at this year's annual
meeting.   If  the shareholders approve the Performance Plan,  all  amounts paid  to associates and executive officers pursuant to the Performance Plan in  forthcoming periods, including at the end of 2001, will be  fully  tax-
deductible to the Company, generating substantial after-tax savings.

General Description of the Plan

     The following is only a brief summary of the significant provisions of the Performance Plan and is qualified in its entirety by reference to its full text, a copy of which is attached as an exhibit to the Company's 2000
Annual Report on Form 10-K.

     The  Performance  Plan  has  two  components: a general feature and an executive feature. Under the general feature, a broad range of officers and associates may be  eligible to receive awards that entitle such individuals
to   quarterly   and   annual  bonus  payments  if  certain  pre-determined
performance  targets  are met for such respective quarters or the year. The executive  feature, which applies only to executive officers of the Company who are determined  by the Company to be "Section 16 Insiders" for purposes of  Section  16  of  the  Securities  Exchange  Act  of 1934, is similar in concept,  except  that the determination of the performance targets is less flexible than under  the  general feature, and the bonus amounts payable if the targets  are  met  are still subject to additional reductions under the
executive feature.   Included  within  the group of individuals eligible to
receive awards  under the executive feature of the Performance Plan are all of  the  officers  listed  in  the Summary Compensation Table of this Proxy
Statement.

Purpose

     The  purpose  of  the  Performance  Plan  is  to  provide a meaningful incentive  on  both  a  quarterly  and  annual  basis to key associates and executive  officers  of  the  Company  and  to  motivate them to assist the
Company  in  achieving  ambitious, attainable short-term goals.  Individual payments  made  under  the  Performance  Plan  will  vary,  depending  upon individual  performance  and,  in  some cases, operation unit achievements.
The  Performance  Plan is administered by the Compensation Committee of the
Board, which makes all determinations, including establishment of quarterly
and  yearly  performance  targets,   the  associates/officers  eligible for
awards,  and  the size of individual awards.  In making determinations, the
Committee  evaluates  management's  input  and  other relevant information.

General Feature

      The general feature of the Plan applies to those individuals who are not determined by the Company to be "Section 16 Insiders". The Committee establishes general performance targets for the year or for particular quarters, and if such targets are achieved, the Company will pay bonuses to the eligible participants. The performance targets established by the Committee may vary from participant to participant and may include targets based on stock price, earnings per share, net income, return on equity, return on assets, profit margins on a contract-by-contract basis, reduction of certain accounts receivable or achievement of subsidiary or operating plans.

      Under  the  general feature, following the initial  determination  of
performance   targets,   the  Committee  will  monitor   actual   corporate
performance  throughout each fiscal quarter, and may  decide  at  any  time before  quarter or final year-end determinations are


reached to adjust  the earlier  target  levels as appropriate, for example, to  take  account  of unusual  or  unanticipated corporate or industry-wide
developments.    Final  determination  of  the  amounts  to  be  paid  to a participant  under  the  general  feature  of the plan may also be adjusted upward or downward depending  upon subjective evaluations by an associate's executive or manager.

Executive Feature

     The executive award feature of the Performance Plan was specifically created and has been structured so as to ensure that all amounts paid to
Section 16 Insiders under the Performance Plan are deductible by the Company for federal income tax purposes.

       The  principle  difference  between  the  general  feature  of   the
Performance Plan and the executive feature is that (a) separate, more rigid performance targets are set under the executive feature which  may  not  be changed  during  the  applicable performance period  and  (b)  the  maximum amounts  payable  to the eligible executive officers if those  targets  are reached are determined under pre-established objective formulas, with  only limited discretion permitted to the Committee to reduce the amount  of  the bonus payable.

Tax Law Requiring Shareholder Approval

     Section  162(m) of the Internal Revenue Code provides that a publicly-
traded  company will not be able to deduct for federal income tax  purposes any  compensation in excess of $1 million paid by it in any one year to any
"covered employee" of the company, subject to certain exemptions.  "Covered employees" are essentially the senior executives, i.e., the officers listed
in  the  Summary  Compensation Table in this Proxy Statement.   The  annual
compensation  that  is counted under the statute for  purposes  of  the  $1 million  limit includes, among other things, base salary and cash  bonuses.
However,  various  forms of compensation are exempt under  Section  162(m), including  performance-based compensation paid  under  shareholder-approved plans  that meet certain criteria.  The executive feature of the  Company's
Performance Plan meets these criteria.

Operation of the Executive Feature

     Under the executive feature of the Performance Plan, no later than the 90th day of each calendar year (in the case of annual-based awards or a combination of annual and quarterly based awards) or no later than after 25% of a fiscal quarter has elapsed (in the case of awards based solely on such fiscal quarter's performance targets), the Committee will set forth in writing the executive targets for that period of time. The executive targets are drawn from a limited number of financial measures specified in the executive's award. These targets include: (a) Earnings Per Share, (b)
Company Operating Margins, (c) Agreement Margin or (d) other targets as specifically set forth below and as determined by the Committee.

      (a) The Earnings Per Share Target shall be expressed as a specific target earnings per share for such year for the Company's common stock on a fully diluted basis, before the after-tax effect of any extraordinary items, the cumulative effect of accounting changes, or other nonrecurring items of income or expense including restructuring charges.

      (b) The Company Operating Margin Target shall be expressed as a target percentage reflecting the leverage of the Company's revenue relative to the expense associated with that revenue.

      (c) The Agreement Margin Targets shall be expressed as a dollar amount of booking margins on specified types of sales, adjusted for the costs associated with delivery of the solutions.

      (d) The Other Targets shall be determined based solely on the following list of targets:

          (i)         Total shareholder return
          (ii)        Stock price increase
          (iii)       Return on equity
          (iv)        Return on capital
          (v) Cash flow, including operating cash flows, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital
          (vi)        Economic value added
          (vii)       Market share


          (viii) Client/associate satisfaction as measured by survey instruments
          (ix)        Revenue Levels
          (x)         Employee Retention
          (xi)        Productivity measures
          (xii)       Diversification of business opportunities
          (xiii)      Price to earnings ratio
          (xiv)       Expense ratios
          (xv)        Total expenditures
          (xvi)       Completion of key projects
          (xvii)      Operating margin

      The Committee need not apply all of the above measures to any particular executive for any year. The Committee may select one or more of the measures for any of the executives. In selecting one or more financial measures, the Committee establishes a target level of performance for that measure for the forthcoming year or quarters, which may not be changed after it is selected.

Maximum Payments

      The  Committee determines the maximum payment for which the executive is  eligible.  Such determination is based on a number of factors including but not limited to their role in the Company, ratio of performance bonus to salary  and total potential compensation.  The Committee has discretion  to reduce  the amount of the bonus payable under the executive feature of  the
Performance  Plan but in no event may the amount of the bonus be  increased beyond  its maximum limit. The amount of the bonus reduction, if any,  will depend  upon  a  subjective bonus reduction factor, formally  known  as  an
Annual Performance Evaluation (APE) Factor, which will be determined at the executive's end-of-the-year evaluation.  This factor will range  from  100%
of  the maximum bonus amount (i.e., 100% of the maximum allowed bonus  will be  paid)  for demonstrated distinguished performance to 40% if performance does not satisfy the required standard.  Beginning in fiscal year 2001, the maximum amount payable to the Chief Executive Officer shall be 175% of  the
Chief  Executive  Officer's  base salary, and for  all  other  "Section  16
Insiders", 150% of such individual's base salary.

Certification

       Prior to making payments under the executive feature of the Performance Plan, the Compensation Committee must certify in writing that at least one of the preestablished targets for that quarter or year was satisfied, and the Committee minutes must reflect this certification.

      While the amounts of the quarterly or annual bonuses that may be paid to executives under the executive feature in any one quarter or year cannot be determined, the following table indicates the maximum bonus amounts that would have been payable to each of the named executive officers in the Summary Compensation Table and to all the current Section 16 executives as a group in 2000 under the Performance Plan.



                                           Maximum Potential Payment
                                           -------------------------
      Name                                  under Performance Plan
      ----                                  ----------------------

Neal L. Patterson,                                $763,269
Chairman of the Board
and Chief Executive Officer

Jack A. Newman, Jr.                               $579,808
Paul M. Black                                     $345,000
Earl H. Devanny, III                              $499,039
Glenn P. Tobin, Ph.D.                             $503,076
All Section 16 executives as a group            $5,417,084


Approval of the Cerner Corporation Performance Plan

      Approval of the proposal to adopt the Cerner Corporation Performance Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions will have the same effect as votes against the proposal. Non-voted shares will not be considered in attendance for the vote on this proposal.


 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE
               QUALIFIED CERNER CORPORATION PERFORMANCE PLAN

                           CERTAIN TRANSACTIONS

      The Company leases an airplane from a company owned by Mr. Neal L. Patterson and Mr. Clifford W. Illig. The airplane is leased on a per mile basis with no minimum usage guarantee. The lease rate is believed to approximate fair market value for this type of aircraft. During 1999 and 2000, respectively, the Company paid an aggregate of $511,853 and $495,664 for rental of the airplane. The airplane is used principally by Mr. Patterson, Mr. Tobin and Mr. Devanny to increase the number of client visits each can make and to reduce the physical strain of their heavy travel schedules. The Company intends to continue the use of the airplane in 2001.

      On February 2, 2001, the Company announced its intent to acquire certain assets and certain liabilities for cash of APACHE Medical Systems, Inc., a Delaware corporation ("APACHE"). One of the Company's directors, Gerald E. Bisbee, Jr., Ph.D., is currently Chairman of the Board of APACHE. APACHE is a recognized leader in clinical decision support/outcomes management systems and consulting services for the care of high-risk patients, and provides products and services that enable health systems, hospitals and providers to apply an evidence-based approach to achieve clinical performance excellence, reduce cost and compete effectively under managed care. APACHE also provides advanced clinical data collection tools, registry management and analytic services for federal government research, as well as in support of clinical trial design and product-
effectiveness evaluations for the pharmaceutical and medical device industries. A definitive asset purchase agreement has not been executed as of April 2, 2001, but it is anticipated that the cash purchase price for the APACHE assets being purchased will be approximately $3.5 million, subject to certain adjustments at closing. Dr. Bisbee's current ownership of shares in APACHE is 500,000. As of April 2, 2001, Dr. Bisbee held 156,310 options to purchase APACHE stock, with 135,830 of those options being vested. None of such 135,830 options were in the money as of April 2, 2001. Additionally, Dr. Bisbee was granted 300,000 performance, five-year, $.75 warrants tied to raising capital for APACHE (which is not related to the pending transaction with the Company). As of March 1, 2001, APACHE had 7,466,966 shares of stock outstanding. Dr. Bisbee fully disclosed his relationship with APACHE and his financial interest in APACHE in a meeting with all members of the Board of Directors present. Dr. Bisbee left the board room when the proposed APACHE transaction was discussed and approved by remaining members of the Board of Directors.

      The Company loaned to Earl H. Devanny, III, Stephen M. Garver, Steven
M. Goodrich, Jack A. Newman, Jr. and Glenn P. Tobin, Ph.D., executive officers of the Company, $225,000, $270,000, $168,750, $205,468.75 and
$116,875, respectively. The loan to Mr. Devanny in the amount of $200,000 is interest-free for the first two years and thereafter bears interest at the rate of 5% per annum. The loan to Mr. Newman in the amount of $100,000 is interest free. The loan to Dr. Tobin in the amount of $100,000 bears interest at the rate of 3% per annum. The loans to Mr. Devanny, Mr. Newman and Dr. Tobin in the amount of $25,000, $105,468.75 and $16,875, respectively, and the loans to Mr. Garver and Mr. Goodrich were made pursuant to an Executive Stock Purchase Plan and bear interest at a rate of 5.5% per annum. The loans to Dr. Tobin and Mr. Garver, made pursuant to the Executive Stock Purchase Plan, were paid in full during 2000. The balance due on the loans made to Mr. Newman was $185,468.75 at the end of 2000. The remaining loans are outstanding but not due.


   COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and holders of ten percent or more of the Company's equity securities are required to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during the fiscal year ended December 30, 2000 all
Section 16(a) filing requirements applicable to its executive officers, directors and holders of ten percent or more of the Company's equity securities were complied with.

                           FINANCIAL STATEMENTS

      The Annual Report to Shareholders of the Company for the fiscal year ended December 30, 2000 is enclosed with this Proxy Statement.


                            GENERAL INFORMATION

Other Matters

      The Bylaws of the Company require that for business to be properly brought before an annual shareholders' meeting, the Company must have received prior written notice of such business not later than 120 days in advance of the date of such meeting. The notice must describe the proposed business, the shareholders' name and address, a description of the class and number of shares of stock of the Company which are beneficially owned (as that term is defined in the Certificate of Incorporation of the Company) by the shareholder, any material interest of the shareholder in such business and all other information regarding the proposal which the Company would be required to provide in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission if proxies for the proposal were being solicited by the Company. Because no such notice has been received in a timely manner, the only business which may be properly brought before the Annual Meeting are the matters set forth herein or those brought before the meeting by or at the direction of the Board of Directors.

      The Board of Directors does not intend to present any matter for action at the annual meeting other than the matters referred to in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies hereby solicited will act in respect of such matters in accordance with their best judgment.

Deadline for Shareholder Proposals

      Proposals by holders of the shares of Common Stock which are intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company no later than December 17, 2001 to be eligible for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. Such proposals must also comply in full with the requirements of Rule 14a-8 under the Securities Act of 1934 and must comply with the advance notice and information requirement described under the heading "GENERAL INFORMATION -- Other Matters" above to be presented at that meeting.

Voting Matters

     In accordance with Delaware law, a shareholder entitled to vote in the election of directors can withhold authority to vote for all nominees for directors or can withhold authority to vote for certain nominees for directors. Abstentions from the proposals to approve the adoption of the Cerner Corporation 2001 Long-Term Incentive Plan F; to approve the adoption of the Cerner Corporation 2001 Associate Stock Purchase Plan which qualifies under Section 423 of the Internal Revenue Code; or to approve the adoption of the Qualified Cerner Corporation Performance Plan for purposes of complying with Section 162(m) of the Internal Revenue Code are treated as votes against the particular proposal. Broker non-votes on the election of directors or the proposals to approve the adoption of the Cerner Corporation 2001 Long-Term Incentive Plan F; to approve the adoption of the Cerner Corporation 2001 Associate Stock Purchase Plan which qualifies under
Section 423 of the Internal Revenue Code; or to approve the adoption of the Qualified Cerner Corporation Performance-Based Compensation Plan for purposes of complying with Section 162(m) of the Internal Revenue Code are treated as shares of Common Stock as to which voting power has been withheld by the respective beneficial holders and, therefore, as shares not entitled to vote on the proposal as to which there is the broker non-vote.

Expenses of Solicitation

      All costs of this solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph by some of the regular employees of the Company. The Company has engaged ADP Investor Communication Services as paid solicitors in connection with the Annual Meeting. ADP will be paid to solicit proxies and distribute proxy materials to nominees, brokers and institutions. The anticipated cost of such services is approximately $8,000, plus expenses.

The Company may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses incurred in sending proxy materials to their principals and obtaining their proxies. The Company requests that brokerage houses and other custodians, nominees and fiduciaries forward the soliciting materials to the beneficial owners of the shares of Common Stock held of record by such persons.



                         BY ORDER OF THE BOARD OF DIRECTORS,


                         Randy D. Sims
                         Secretary

North Kansas City, Missouri
April 16, 2001

EXHIBIT A

                                 EXHIBIT A
                            CERNER CORPORATION
                          AUDIT COMMITTEE CHARTER
I.  PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     1. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     2. Monitor the independence and performance of the Corporation's independent auditors and internal auditing department.

     3. Provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.
These responsibilities are in addition to those duties set out for a member of the Board of Directors.

II.  COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors. Members of the Audit Committee shall be considered independent if they have no relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation. Examples of such relationships include:

     * a director being employed by the Corporation or any of its affiliates for the current year or any of the past three years;

     * a director who accepts any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service or benefits under a tax-qualified retirement plan, or non-discretionary compensation;

      * a director being a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer. "Immediate family member" includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

      * a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the Corporation's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

      * a director being employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

One director who is not an independent director (as defined above) and is not a current employee or an immediate family member of such employee may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

All members of the Committee shall be capable of reading and understanding fundamental financial statements, including a company's balance sheet, income statement and cash flow statement or will be able to do so within a reasonable period of time after his or her appointment to the Committee.
At least one member of the Committee shall have past employment experience in accounting or finance, requisite professional certification in accounting or any comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should communicate with the independent auditors and management quarterly to review the Corporation's financials consistent with Section IV.3 below.

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review, and if necessary, update this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Corporation's annual audited financial statements prior to filing. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgements. Discuss any items required to be communicated by the independent auditors to the Audit Committee in accordance with SAS 61.

3. Discuss any items required to be communicated by the independent auditors to the Audit Committee in accordance with SAS 61 in connection with the Company's quarterly financial statements. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

4. Review significant findings prepared by the independent auditors and internal reports to management prepared by the internal auditing department and management's response thereto.

Independent Auditors

5. Recommend to the Board of Directors the selection of the independent auditors, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent auditors. On an annual basis, the Committee should review and discuss with the auditors all significant relationships the auditors have with the Corporation that could impair the auditors' independence.

6.   The independent auditors are ultimately accountable to the Audit
     Committee and the Board of Directors. The Audit Committee shall review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

7. Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied to its financial reporting.

8. In consultation with the independent auditors and the internal auditors, review the integrity of the Corporation's financial reporting processes and controls, both internal and external.

Ethical and Legal Compliance

9.   Review or authorize the review of any matters within the Audit
     Committee's scope of responsibilities. The Committee shall have the power to retain independent counsel, auditors, or others to assist it in the conduct of any such review.

10. Establish, review, and update periodically a Code of Ethical Conduct and review management's controls for establishing a system to enforce this Code.

11. Review activities, organizational structure, and qualifications of the internal audit department.

12. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

13. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

14. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

15. Perform any other activities consistent with this Charter, the Corporation's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

                               #     #     #

ANNEX I

                                  ANNEX I

                            CERNER CORPORATION
                     2001 LONG - TERM INCENTIVE PLAN F

     The purpose of the Cerner Corporation Long-Term Incentive Plan F (the "Plan") is to encourage designated key associates, consultants and non-employee directors of Cerner Corporation (the "Company") and its subsidiaries to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders by aligning the economic interests of the participants with those of the shareholders.

     1. Administration

     (a) Committee. The Plan shall be administered and interpreted by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board"). The Committee shall consist of two or more persons appointed by the Board, all of whom shall be "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations, and "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     (b) Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan; (ii) determine the type, size and terms of the grants to be made to each such individual; (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability; (iv) amend the terms of any previously issued Grant; and
(v) deal with any other matters arising under the Plan.

     (c) Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

     2. Grants

     Awards under the Plan may consist of grants of incentive stock options as described in Section 5 ("Incentive Stock Options"), nonqualified stock options as described in Section 5 ("Nonqualified Stock Options") (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as "Options"), restricted stock as described in Section 6 ("Restricted Stock"), stock appreciation rights as described in Section 7 ("SARs"), performance units as described in Section 8 ("Performance Units"), performance shares as described in Section 8 ("Performance Shares"), and phantom stock as described in Section 9 ("Phantom Stock") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Grant Instrument") or an amendment to the Grant Instrument. The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the Grantees.

     3. Shares Subject to the Plan

     (a) Shares Authorized. Subject to the adjustment specified in Section 3(c) below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is two million (2,000,000) shares. Not more than five hundred thousand (500,000) of such shares, subject to adjustment as provided in Section 3(c) below, will be available to granting any types of Grants other than Grants of Options or SARs. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including treasury shares and shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any shares of Restricted Stock, Performance Units, Performance Shares or Phantom Stock are forfeited, the shares (if any) subject to such Grants shall again be available for purposes of the Plan and credited back to the 2,000,000 share limitation on Company Stock, as applicable. In addition, if any shares are used by a Grantee as full or partial payment to the Company of the purchase price relating to a Grant, whether by actual delivery or attestation, or in connection with satisfaction of tax obligations relating to a Grant, whether by actual delivery, attestation or having shares withheld from the Grant, only the number of shares issued net of the shares tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares available for Grants under the Plan.

     (b) Individual Limit. During any calendar year, no individual may be granted Options or other Grants under the Plan that, in the aggregate, may be settled by delivery of more than five hundred thousand (500,000) shares of Company Stock, subject to adjustment as provided in Section 3(c). In addition, with respect to Grants the value of which is based on the Fair Market Value of Company Stock and that may be settled in cash (in whole or in part), no individual may be paid during any calendar year cash amounts relating to such Grants that exceed the greater of the Fair Market Value (as defined in Section 5(b)(iii)) of the number of shares of Company Stock set forth in the preceding sentence either at the date of grant or at the date of settlement. This provision sets forth two separate limitations, so that Grants that may be settled solely by delivery of Company Stock will not operate to reduce the amount or value of cash-only Grants, and vice versa; nevertheless, Grants that may be settled in Company Stock or cash must not exceed either limitation.

     With respect to Grants, the value of which is not based on the Fair Market Value of Company Stock, no individual may receive during any calendar year cash or shares of Company Stock with a Fair Market Value at date of grant that, in the aggregate, exceeds five hundred thousand dollars.

     (c) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spin-off, recapitalization, stock split, or combination or exchange of shares,
(ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spin-off or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive. If and to the extent that any such change in the number or kind of shares of Company Stock outstanding is effected solely by application of a mathematical formula (e.g., a 2-for-1 stock split), the adjustment described in this Section 3(c) shall be made and shall occur automatically by application of such formula, without further action by the Committee.

     4. Eligibility for Participation

     (a) Eligible Persons. All key associates of the Company and its subsidiaries ("Associates"), including Associates who are officers or members of the Board, shall be eligible to participate in the Plan. Members of the Board who are not Associates shall be eligible to participate in the Plan.

     (b) Selection of Grantees. The Committee shall select the Associates to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant, and/or shall establish such other terms and conditions applicable to such Grant, in such manner as the Committee determines. Associates who receive Grants under this Plan shall hereinafter be referred to as "Grantees."

     5. Granting of Options

     (a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options.

     (b) Type of Option and Price.

     (i) The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein.

     (ii) The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Associate who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

     (iii) The Fair Market Value per share as of any date shall be the closing reported sale prices of the Stock on The Nasdaq Stock Market (or such other national securities exchange in the event the Company stock is not then traded on The Nasdaq Stock Market) as of that date, or if there is no such reported sales price on the relevant date, then on the last previous day on which a sale was reported.

     (c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed twenty-five years from the date of grant. However, an Incentive Stock Option that is granted to an Associate who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

     (d) Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

     (e) Termination of Employment, Disability or Death. Except as provided below, an Option may only be exercised while the Grantee is employed by the Company. In the event that a Grantee ceases to be so employed for any reason other than a "disability", death, retirement, or a termination for the convenience of the Company, any Option held by the Grantee shall terminate at the close of business ninety days after the Grantee's last day of employment. In all such cases as described below under (i), (ii), (iii) and (iv) the Option may be exercised only as to the shares of Company Stock as to which the Option had become exercisable on or before the date the Grantee ceases to be an Associate.

     (i) In the event that the Grantee ceases to be employed in a manner determined by the Committee or Board, in its sole discretion, to constitute retirement (which determination shall be communicated to the Grantee within sixty days of such termination), the Option may be exercised by the Grantee, or in the case of the Grantee's death, by the Grantee's beneficiaries entitled to do so, within three months following the Grantee's retirement if the Option is an Incentive Stock Option or within twelve months following the Grantee's retirement if the Option is a Nonqualified Stock Option (provided in each case that such exercise must occur within the Option term), but not thereafter.

     (ii) In the event the Grantee dies (A) while he or she is an Associate, (B) within the three-month period referred to in clause (iv) below, or (C) within the three or twelve-month period referred to in clause
(i) above, the Option may be exercised by those beneficiaries of the Associate entitled to do so within the twelve months following the Grantee's death (provided that such exercise must occur within the Option term), but not thereafter.

     (iii) In the event the Grantee ceases to be employed by the Company because the Grantee becomes "disabled", Incentive Stock Options held by the Grantee may be exercised by the Grantee within twelve months following the date the Grantee ceases to be an Associate (provided that such exercise must occur within the Option term), but not thereafter. If the Grantee becomes disabled within the three month period referred to in clause (iv) below or within the three or twelve month period following his or her retirement as provided in clause (i) above, Nonqualified Stock Options held by the Grantee may be exercised by the Grantee within twelve months following the date of the Grantee's disability (provided that such exercise must occur within the Option term), but not thereafter.

     (iv) In the event the Grantee ceases to be employed by the Company because the Grantee is terminated for the convenience of the Company (as determined by the Committee or the Board in its sole discretion), any Incentive Stock Option and/or Nonqualified Stock Option may be exercised by the Grantee within three months after the date on which the Grantee ceases to be employed by the Company (or within such shorter period of time as may be specified by the Committee) provided that such exercise must occur within the Option term, but not thereafter.

     (v)  For purposes of this Section 5(e) and Sections 6, 7 and 8:

     (A) The term "Company" shall mean the Company and its subsidiary corporations.

     (B) "Disability" or "disabled" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code.

     (f) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (x) in cash,
(y) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having an aggregate Fair Market Value for such shares on the date of exercise equal to the aggregate Exercise Price or (z) by such other method as the Committee may approve, including attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, or payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. In addition, the Committee may authorize loans by the Company to Grantees in connection with the exercise of an Option, upon such terms and conditions that the Committee, in its sole discretion, deems appropriate. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 10) at the time of exercise. Shares of the Company Stock shall not be issued upon exercise of an Option until the Exercise Price is fully paid and any required withholding is made. In the event that shares of Company Stock are used to exercise an Option, the terms of such Option may provide for a Grant of additional Options, or the Committee may grant additional Options, to purchase, at Fair Market Value as of the date of exercise of the Option or the date of grant of such additional Options, whichever is later, for a term equal to the unexpired term of the exercised Option, a number of shares of Company Stock equal to the sum of the number of whole shares used to exercise the Option and the number of whole shares, if any, withheld in payment of any withholding taxes.

     (g) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds one hundred thousand U.S. dollars ($100,000), then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.

     6. Restricted Stock Grants

     The Committee may issue or transfer shares of Company Stock to a Grantee under a Grant of Restricted Stock, upon such terms as the Committee deems appropriate. The following provisions are applicable to Restricted
Stock:

     (a) General Requirements. Shares of Company Stock issued or transferred pursuant to Restricted Stock Grants may be issued or transferred for consideration or for no consideration, as determined by the Committee. The Committee may establish conditions under which restrictions on shares of Restricted Stock shall lapse over a period of time or according to such other criteria as the Committee deems appropriate including, without limitation, restrictions based upon the achievement of specific performance goals. The period of time during which the Restricted Stock will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

     (b) Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Restricted Stock Grant and the restrictions applicable to such shares.

     (c) Requirement of Employment. If the Grantee ceases to be employed by the Company during the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed at the close of business on the Grantee's last day of employment, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, accelerate the termination of the restrictions for all or a portion of such Restricted Stock as it deems appropriate.

     (d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except to a Successor Grantee under Section 11(a). Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for shares of Restricted Stock until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares have lapsed.

     (e) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period the Grantee shall not have the right to vote shares of Restricted Stock. During the Restriction Period the Grantee shall have the right to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee. Such dividends, if any, may be paid currently, accrued as contingent cash obligations, or converted into additional shares of Restricted Stock, upon such terms as the Committee may establish, including the achievement of specific performance goals.

     (f) Lapse of Restrictions. All restrictions imposed on Restricted Stock shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may terminate the restrictions, as to any or all Restricted Stock Grants, without regard to any Restriction Period.

     7. Stock Appreciation Rights

     (a) General Requirements. The Committee may grant SARs to a Grantee separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. Unless the Committee determines otherwise, the base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, the Fair Market Value of a share of Company Stock as of the date of grant of the SAR.

     (b) Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

     (c) Exercisability. An SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument; provided, however, that the term of the SAR shall not exceed ten years. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is employed by the Company or during the applicable period after termination of employment as described in Section 5(e) for Options. For purposes of the preceding sentence, the rules applicable to a tandem SAR shall be the rules applicable under Section 5(e) to the Option to which it relates, and the rules applicable to any other SAR shall be the rules applicable under Section 5(e) for a Nonqualified Stock Option. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

     (d) Value of SARs. When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Company Stock or a combination thereof. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Subsection (a).

     (e) Form of Payment. The Committee shall determine whether the appreciation in an SAR shall be paid in the form of cash, shares of Company Stock, or a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

     8. Performance Units and Performance Shares

     (a) General Requirements. The Committee may grant Performance Units or Performance Shares to a Grantee. Each Performance Unit/Share shall represent the right of the Grantee to receive an amount based on the value of the Performance Unit/Share, if performance goals established by the Committee are met. A Performance Unit shall have a value based on such measurements or criteria as the Committee determines. A Performance Share shall have a value equal to the Fair Market Value of a share of Company Stock. The Committee shall determine the number of Performance Units/Shares to be granted and the requirements applicable to such Units/Shares.

     (b) Performance Period and Performance Goals. When Performance Units/Shares are granted, the Committee shall establish the performance period during which performance shall be measured (the "Performance Period"), performance goals applicable to the Units/Shares ("Performance Goals") and such other conditions of the Grant as the Committee deems appropriate.

     (c) Payment with respect to Performance Units/Shares. At the end of each Performance Period, the Committee shall determine to what extent the Performance Goals and other conditions of the Performance Units/Shares are met, the value of the Performance Units (if applicable) and the amount, if any, to be paid with respect to the number of Performance Units/Shares that have been earned. Payments with respect to Performance Units/Shares shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee.

     (d) Requirement of Employment. If the Grantee ceases to be employed by the Company during a Performance Period, or if other conditions established by the Committee are not met, the Grantee's Performance Units/Shares shall be forfeited at the close of business on the Grantee's last day of employment. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate. If the Grantee ceases to be employed by the Company after the expiration of a Performance Period but prior to payment, payment shall be made to the Grantee or the Successor Grantee, if applicable.

     9. Phantom Stock

     (a) General Requirements. The Committee may grant Phantom Stock to a Grantee in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

     (b) Value of Phantom Stock. The Committee shall establish the initial value of the Phantom Stock at the time of grant which may be greater than, equal to or less than the Fair Market Value of a share of Company Stock.

     (c) Form and Timing of Payment. The Committee shall determine whether the Phantom Stock shall be paid in the form of cash, shares of Company Stock or a combination of the two, in such proportion as the Committee deems appropriate. Cash payments shall be in an amount equal to the Fair Market Value on the payment date of the number of shares of Company Stock equal to the number of shares of Phantom Stock with respect to which payment is made. The number of shares of Company Stock distributed in settlement of a Phantom Stock Grant shall equal the number of shares of Phantom Stock with respect to which settlement is made. Payment shall be made in accordance with the terms and at such times as determined by the Committee at the time of grant.

     (d) Requirement of Employment. If the Grantee ceases to be employed by the Company prior to becoming vested or otherwise entitled to payment, the Grantee's Phantom Stock shall be forfeited at the close of business on the Grantee's last day of employment. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

     10.  Withholding of Taxes

     (a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants. In the case of Options and other Grants paid in Company Stock, the Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

     (b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option, SAR, Restricted Stock, Performance Units, Performance Shares or Phantom Stock, any of which is paid in Company Stock, by having shares withheld having an aggregate Fair Market Value up to an amount that does not exceed the required minimum amount necessary to satisfy the federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

     11.  Transferability of Grants

     (a) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights which have not been extinguished by the Grantee's death. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

     (b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide in a Grant Instrument that a Grantee may transfer Nonqualified Stock Options to family members or other persons or entities according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

     12.  Grants Subject to Code Section 162(m)

     (a) Performance Based Grants. Any Grant to a Grantee who is a "covered employee" within the meaning of Code Section 162(m), the exercisability or settlement of which is subject to the achievement of performance goals, shall qualify as "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. The performance goals for such a Grant shall consist of one or more of the business criteria set forth in Section 12(b), below, and a targeted level or levels of performance with respect to such criteria, as specified by the Committee in writing prior to (or, in the event the applicable performance period is one year, within 90 days after commencement of) the applicable performance period. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code and regulations thereunder. Performance goals may differ for such Grants to different Grantees. The Committee shall specify the weighting to be given to each performance goal for purposes of determining the final amount payable with respect to any such Grant. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with such a Grant, but may not exercise discretion to increase such amount. All determinations by the Committee as to the achievement of performance goals shall be certified in writing prior to payment under the Plan, in the form of minutes of a meeting of the Committee or otherwise.

     (b) Business Criteria. Unless and until the Committee proposes for shareholder approval and the Company's shareholders approve a change in the general business criteria set forth in this Section, the attainment of which may determine the amount and/or vesting with respect to Grants, the business criteria to be used for purposes of establishing performance goals for such Grants shall be selected from among the following alternatives, each of which may be based on absolute standards or peer industry group comparatives and may be applied at various organizational levels (e.g., corporate, business unit, division):

     (i)       Total shareholder return
     (ii)      Stock price increase
     (iii)     Return on equity
     (iv)      Return on capital
     (v)       Cash flow, including operating cash flows, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital
     (vi)      Economic value added
     (vii)     Market share
     (viii)    Client/associate satisfaction as measured by survey
               instruments
     (ix)      Earnings per share
     (x)       Revenue Levels
     (xi)      Personal performance
     (xii)     Productivity measures
     (xiii)    Diversification of business opportunities
     (xiv)     Price to earnings ratio
     (xv)      Expense ratios
     (xvi)     Total expenditures
     (xvii)    Completion of key projects
     (xviii)   Employee Retention

     In the event that Code Section 162(m) or applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without disclosing to shareholders and obtaining shareholder approval of such changes and without thereby exposing the Company to potentially adverse tax or other legal consequences, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

     13.  Deferrals

     The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Grantee by virtue of the exercise of any Option or SAR, the lapse or waiver of restrictions applicable to Restricted Stock, the satisfaction of any requirements or objectives with respect to Performance Units/Shares or the vesting or satisfaction of any terms applicable to Phantom Stock. If any such deferral election is permitted or required, the Committee shall, in its sole discretion, establish rules and procedures for such deferrals.

     14. Requirements for Issuance or Transfer of Shares

     No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

     15. Amendment and Termination of the Plan

     (a) Amendment. The Committee or the Board of Directors of the Company may amend or terminate the Plan at any time or from time to time, without obtaining the approval of the Company's shareholders, except that the Plan may not be amended (i) to increase the aggregate number of shares issuable under the Plan for incentive stock options (but not nonqualified stock options and excepting proportionate adjustments made under Section 3(c) to give effect to stock splits, etc); (ii) to change the option price of optioned stock (excepting proportionate adjustments made under Section
3(c); (iii) to change the requirement that the option price per share of common stock covered by an incentive stock option (but not a nonqualified stock option) granted under this plan not be less than 100% of the fair market value of the Company's common stock on the date such option is granted; (iv) to extend the time within which Options may be granted or the time without which a granted Option may be exercised; (v) to change, without the consent of the Optionee (or the Optionee's, or the Optionee's estate's, legal representative), any Option previously granted to him or her under the Plan; or (vi) make any amendment if shareholder approval is required by Section 162(m) of the Code or the rules of any stock exchange on which Company Stock is listed.

     (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Committee or is extended by the Committee with the approval of the shareholders.

     (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 23(b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 23(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

     (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

     16.  Funding of the Plan

     This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

     17.  Rights of Participants

     Nothing in this Plan shall entitle any Associate or other person to any claim or right to be granted a Grant under this Plan, and no Grant shall entitle any Associate or other person to any future Grant. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

     18.  No Fractional Shares

     No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     19. Reorganization, Merger, Consolidation, Sale of Assets or Change of Control.

     (a) General. Except as otherwise provided in any Grant Instrument or other agreement approved by the Committee to which any Board Director or Eligible Associate is a party, in the event that the Company undergoes a Change of Control, as defined in Section 19(c), each Option, share of Restricted Stock and other Grant held by a Board Director shall without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable or payable, as the case may be, as of the date of such Change of Control. In addition to the foregoing, in the event the Company undergoes a Change of Control or in the event of a corporate merger, consolidation, major acquisition of property for stock, separation, reorganization or liquidation in which the Company is a party to and in which a Change of Control does not occur, the Committee, or the board of directors of any corporation assuming the obligations of the Company, shall also have the full power and discretion to prescribe and amend the terms and conditions of any outstanding Grants granted hereunder. The Committee may remove restrictions on Restricted Stock and may modify the performance requirements for any other Grants. The Committee may provide that Options or other Grants granted hereunder must be exercised in connection with the closing of such transactions, and that if not so exercised such Grants will expire. Any such determinations by the Committee may be made generally with respect to all Grantees, or may be made on a case-by-case basis with respect to particular Grantees. Notwithstanding the foregoing, any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the

Company's capital stock shall not constitute a merger, consolidation, major acquisition of property for stock, separation, reorganization, liquidation or Change of Control.

     (b) Stock Options. By way of illustration, and not by way of limitation, in the event of a Change of Control or in the event of corporate merger, consolidation, major acquisition of property for stock, separation, reorganization or liquidation in which the Company is a party to and in which a Change of Control does not occur, the Committee may, without obtaining shareholder approval (i) in all such events other than a liquidation, cause any Option then outstanding to be assumed by the surviving corporation in such corporate transaction; (ii) require the mandatory surrender to the Company by any Grantee of some (in all such events other than a liquidation) or all of the outstanding Options held by a Grantee as of a date specified by the Company or the surviving corporation, in which event the Company or the surviving corporation shall thereupon cancel such Options and pay to each Grantee an amount of cash per share equal to the amount that could have been attained upon the exercise of such Option or realization of the Grantee's rights to the extent that such cash is available for distribution to Grantees after payment of all debt and senior securities of the Company; (iii) in all such events other than a liquidation, require the substitution of a new Option for some or all of the outstanding Options held by a Grantee provided that any replacement or substituted Option shall be equivalent in economic value to the Grantee; or (iv) in all such events other than a liquidation, make such adjustment to any such Option then outstanding as the Company deems appropriate to reflect such merger, consolidation, major acquisition of property for stock, separation, reorganization or liquidation.

     (c) Definition of Change of Control. For purposes of this Plan, a Change of Control of the Company shall mean:

     (i) The acquisition by any individual, entity or group within the meaning of Section 12(d)(3) or 13(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act" a ("Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either: (A) the then outstanding shares of common stock of the Company (the "outstanding Corporation Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (X) any acquisition directly from the Company, (Y) any acquisition by the Company, (E) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (Z) any acquisition by any corporation pursuant to a transaction which complies with clauses
(A) and (B) of subsection (i) of this Section 19(c); or

     (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ( a "Business Combination"), in each case, unless, following such Business Combination, (A), all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Company resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person ( excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock of the Company resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the Company resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the board, providing for such Business Combination; or

     (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     20.  Effective Date of the Plan

     This Plan will become effective on May 25, 2001, as approved by the shareholders of the Company on May 25, 2001.

     21.  Headings

     Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

     22.  Miscellaneous

     (a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to associates thereof who become Associates of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an associate of another corporation who becomes an Associate by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

     (b) Compliance with Law. The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In particular, and without otherwise limiting the provisions of this Section 22(b), no Grantee subject to section 16 of the Exchange Act may exercise any Option or SAR except in accordance with applicable requirements of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

     (c) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Missouri.

ANNEX II

                                 ANNEX II

                            CERNER CORPORATION
                    2001 Associate Stock Purchase Plan


SECTION 1.     PURPOSE OF PLAN
               ---------------

     The Cerner Corporation 2001 Associate Stock Purchase Plan (the "Plan") is designed to encourage and assist associates of Cerner Corporation
("Cerner" or "Company"), including all associates of Cerner U.S. based subsidiaries, to acquire an equity interest in Cerner through the purchase of shares of Cerner common stock, par value $.01 per share ("Common
Stock"). This Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code (the "Code").

SECTION 2.     ADMINISTRATION OF THE PLAN
               --------------------------

      The Plan shall be administered by Cerner's Board of Directors (the "Board") or by a committee of the Board (the "Committee") appointed by the Board and serving at its pleasure (the Board or any such Committee being herein referred to as the "Administrator"). Until such time as the Board shall determine otherwise, the Compensation Committee of the Board shall serve as Administrator. The Administrator shall have full power and authority, not inconsistent with the express provisions of the Plan, to administer and interpret the Plan, including the authority to:

     (i)     grant options and authorize the issuance of shares;
     (ii) make and amend all rules, regulations, guidelines, procedures and policies for administering the Plan;
     (iii) decide all questions and settle all disputes that may arise in connection with the Plan;
     (iv) appoint persons and entities to act as designated representatives on the Administrator's behalf in administering the Plan pursuant to its provisions (in which case the term "Administrator" as used herein shall include such persons or entities to the extent of such appointment);
     (v) establish accounts with a person or entity appointed pursuant to (iv) above ("Custodian") to hold Common Stock purchased under the Plan ("Stock Account");
     (vi) cause Cerner to enter into a written agreement with the Custodian setting forth the terms and conditions upon which Stock Accounts shall be governed ("Custodial Agreement"); and
     (vii) require Participants to hold shares of Common Stock under the Plan in Stock Accounts (in which case each Participant's decision to participate in the Plan shall constitute the appointment of such Custodian as custodial agent for the purpose of holding such shares) until such time as shall be specified in the Custodial Agreement.

     All interpretations, decisions and determinations made by the Administrator shall be binding on all persons concerned.

SECTION 3.     NATURE AND NUMBER OF SHARES
               ---------------------------

     The Common Stock subject to issuance under the terms of the Plan shall be authorized but unissued shares or previously issued shares reacquired and held by the Company. The aggregate number of shares that may be issued under the Plan shall not exceed 1,000,000 shares of Common Stock.

      In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, exchange of shares, merger, consolidation, offering of rights or other similar change in the capital structure of the Company, the Board or the Committee may make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan and in the maximum number of shares which may be issued under the Plan.

SECTION 4.     ELIGIBILITY
               -----------

      Each individual employed by Cerner, including associates employed by its U.S. based subsidiaries ("Associate"), except as provided below, shall be eligible to participate in the Plan. The following individuals shall be excluded from participation:

      (a) Persons who, as of the date of grant of an Option, have been continuously employed by Cerner for less than two (2) weeks;

     (b) Persons who, immediately upon the grant of an Option, own directly or indirectly, or hold options or rights to acquire under any agreement or Company plan, an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of Cerner Common Stock; and

     (c) Persons who are customarily employed by the Company for less than twenty (20) hours per week or for not more than five (5) months in any calendar year.

SECTION 5.     ENROLLMENT AND WITHDRAWAL
               -------------------------

      Each eligible Associate may enroll or re-enroll in the Plan as of the first day of any Option Period (as hereinafter defined) after the Associate first becomes eligible to participate. To enroll, an Associate must complete and sign an enrollment form (including a payroll deduction authorization) in a form acceptable to the Administrator and submit it to the Company, or use such other means to enroll as is authorized by the Administrator, at least 15 calendar days prior to the commencement of such Option Period or by such other date as the Administrator may prescribe. Participation in the Plan is voluntary. A "Participant" shall be an Associate enrolled in the Plan.

      A Participant will automatically be enrolled in all future Option Periods unless the Participant withdraws from the Plan. If a Participant withdraws from the Plan, he or she will cease to be a Participant and may only participate in future Option Periods if he or she re-enrolls in the Plan. Any Participant may withdraw from the Plan by notifying the Company in writing during the Option Period provided that such notification is at least three (3) business days prior to the Purchase Date (as defined below). Upon such a withdrawal, the entire amount contributed to the Plan by the Participant (and not yet used to purchase Common Stock) will be refunded without interest as soon as administratively practicable. In the event that a Participant notifies the Company within the three (3) day period prior to the Purchase Date, the Participant will be withdrawn from participating in the next following Option Period.

SECTION 6.     GRANT OF OPTIONS
               ----------------

      Except as described below with respect to the first year the Plan is in effect, and unless changed by the Board or the Committee, the Plan will be implemented by four (4) annual offerings of the Company's Common Stock each calendar year (the "Option Periods"). There will be only two (2) Option Periods in calendar year 2001, which will be as follows: (i) July 1, 2001 - September 30, 2001; and (ii) October 1, 2001 - December 31, 2001.
Thereafter, in each year that the Plan is in effect, the first Option Period will begin on January 1 and end on March 31, the second Option
Period will begin on April 1 and end on June 30, the third Option Period will begin on July 1 and end on September 30, and the fourth Option Period will begin on October 1 and end on December 31.

      Each person who is a Participant on the first day of an Option Period (the "Grant Date") will as of such day be granted an option for the Option Period (the "Option"). Such Option will be for the purchase of a maximum number of shares of Common Stock to be determined by dividing (i) the balance credited to the Participant's Payment Account (as defined in Section 7(b)) during such Option Period by means of payroll deduction (or such other means deemed acceptable by the Administrator) as of the Purchase Date (as determined under Section 8 below), by (ii) the purchase price per share of the Common Stock as determined under Section 8.

      In no event shall a Participant be entitled to purchase, for any Option Period, more than the lesser of (i) the number of shares obtained by dividing $25,000 by the fair market value of a share of Common Stock on the Grant Date for such Option Period, or (ii) the maximum number of shares permitted to be purchased under Section 7(c) below.

     The Administrator will reduce, on a substantially proportionate basis, the number of shares of Common Stock receivable by each Participant upon exercise of his or her Option for an Option Period in the event that the number of shares then available under the Plan is otherwise insufficient, and will return to Participant without interest any remaining unused balance in the Participant's Payment Account as soon as administratively practicable.

SECTION 7.     METHOD OF PAYMENT
               -----------------

       (a)   Form  of  Payment.
             ----------------- Payment for shares shall be made in installments through after-tax payroll deductions during the Option Period, with such deductions taken from pay periods paid during the Option Period, or in such other form of payment deemed acceptable by the Administrator.

      Subject to Section 18 and to the limits below and in Section 8, each Participant may elect through payroll withholding during the Option Period (or such other means deemed acceptable by the Company) to have credited to his or her Payment Account an amount not less than one percent (1%) and not greater than twenty percent (20%) of Compensation (as defined below); provided that the Administrator from time to time before an enrollment date may establish limits other than those herein described for all purchases to occur during the relevant Option Period.

      For purposes of the Plan, "Compensation" shall mean all compensation paid to the Participant by the Company and currently includible in his or her income, including variable compensation (such as commissions, bonuses or other short-term incentive payments), overtime, and other amounts includible in the general definition of compensation provided in Treasury Regulation 1.415-2(d)(1), plus any amount that would be so included but for the fact that it was contributed to (a) a qualified plan pursuant to an elective deferral under Section 401(k) of the Code, (b) a nonqualified deferred compensation plan, and/or (c) a cafeteria plan on a before-tax basis pursuant to an election under Section 125 of the Code, but not including (i) payments under stock option plans (including any amount of income recognized upon the exercise of a stock option) and other employee benefit plans or other amounts excluded from the definition of compensation provided in the Treasury Regulations under Section 415 of the Code, and
(ii) reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, payments of benefits under nonqualified deferred compensation plans, and welfare benefits.

      A Participant may decrease the rate of withholding on a prospective basis effective as to future pay periods within an Option Period by giving written notice (in a form acceptable to the Administrator) to the Company not less than two (2) weeks prior to the desired effective date of such decrease. A Participant may increase the rate of withholding by giving written notice (in a form acceptable to the Administrator) to the Company at least two (2) weeks prior to the next Option Period; provided, however, that an increase in withholding shall be effective for future Option Periods only and shall not be effective as to future pay periods with the Option Period in which such request for an increase in withholding is made.

      (b)   Accounts.
            -------- A "Payment Account" means the book entry account maintained by the Company or Administrator to record the amount of Participant's payments made pursuant to Section 7(a) and any cash amount carried forward from an Option Period to the Grant Date for the next Option Period pursuant to Section 9. All payments by each Participant shall be credited to such Participant's Payment Account pending the purchase of Common Stock in accordance with the provisions of the Plan. All such amounts in the Payment Account shall be assets of the Company and may be used by the Company for any corporate purpose. No interest will be paid on amounts credited to a Participant's Payment Account.

      (c)   Limits  on  Purchase.
            -------------------- In no event shall the rights of any Participant to purchase shares (under this Plan and under any other stock purchase plans of Cerner which are intended to qualify under Section 423 of the Code) accrue at a rate that exceeds $25,000 per calendar year as measured by the fair market value of such shares (determined in the case of each such share as of the Grant Date of the related Option).

SECTION 8.     PURCHASE PRICE
               --------------

      The purchase price of Common Stock issued pursuant to the exercise of an Option shall be eighty-five (85%) of the fair market value of Common Stock on the last trading day of the Option Period (the "Purchase Date").

      Fair market value shall mean the closing price of Common Stock as reported on The Nasdaq Stock Market or other national securities exchange on which the Common Stock is then principally traded or, if that measure of price is not available, on a composite index of such exchanges or, if that measure of price is not available, in a national market system for securities. In the event that there are no sales of Common Stock on any such exchange or market on the Purchase Date, the fair market value of the Common Stock shall be deemed to be the closing sales price on the next preceding day on which Common Stock is sold on any such exchange or market. In the event that the Common Stock is not listed on any such market or exchange on the Purchase Date, a reasonable valuation of the fair market value of the Common Stock on such dates shall be made by the Administrator.

SECTION 9.     AUTOMATIC EXERCISE OF OPTIONS; STOCK TRANSFER RESTRICTIONS
               ----------------------------------------------------------

     If an Associate is a Participant in the Plan on a Purchase Date, he or she will be deemed to have exercised the Option granted to him or her for the period ending on that Purchase Date. Upon such exercise, the Company will apply the balance of the Participant's Payment Account to the purchase of the number of whole shares of Common Stock determined under Section 6 and, as soon as practicable thereafter, will issue and deliver said whole shares to the Participant (unless Stock Accounts are established by the Administrator pursuant to Section 2 of the Plan). Any cash remaining in the Participant's Payment Account shall either be carried forward to the next Grant Date (without interest) and become a part of the Payment Account for the Option Period to which such next Grant Date applies, or, upon written request of the Participant to the Administrator, be paid to Participant without interest (unless Stock Accounts are established by the Administrator pursuant to Section 2 of the Plan).

      Notwithstanding anything herein to the contrary, Cerner's obligation to issue and deliver whole shares of Common Stock under the Plan will be subject to the approval required by any governmental authority in connection with the authorization, issuance, sale or transfer of said shares, to any requirements of any national securities exchange applicable thereto, and to compliance by Cerner with other applicable legal requirements in effect from time to time.

      This Plan is intended to satisfy the requirements of Section 423 of the Code. A Participant will not obtain the benefits of this provision of the Code if such Participant disposes of shares of Common Stock acquired pursuant to the Plan within two (2) years from the Grant Date or within one
(1) year from the date such Common Stock is purchased by the Participant, whichever is later.

     Additionally, any shares of Common Stock issued under the Plan may not be sold, transferred or assigned for a period of one (1) year after the date issued. Each certificate representing shares of Common Stock issued under this Plan during such one (1) year period shall bear the following legend:

               "The Shares represented by this certificate may not be sold, transferred or assigned, and the issuer shall not be required to give effect to any attempted sale, transfer or assignment, until a date that is more than one (1) year after the date of issuance of this certificate.";

or such other legend as shall be approved by the Administrator.

SECTION 10.    TERMINATION OF EMPLOYMENT
               -------------------------

      Subject to Section 11, upon the termination of a Participant's employment with the Company for any reason, the Participant's Payment Account balance shall be frozen to future accruals and the Participant shall be withdrawn from Plan participation and cease to be a Participant. Upon the cessation of participation, any Option held by the Participant under the Plan shall be treated as follows: (i) the Participant may give written notice to the Administrator within three (3) business days after the Participant's termination (so long as there is at least three (3) business days remaining before the Purchase Date) of his/her desire to cancel his/her Option under the Plan, in which case the Participant's Payment Account balance will be returned to Participant; or, (ii) if no such notice is received by Participant, or if there are less than three (3) business days remaining before the Purchase Date when the written request is made, then the Option will be exercised on the next Purchase Date. In the case of death of the Participant, the Participant's Payment Account shall be refunded in accordance with Section 11, without interest, as soon as administratively practicable and the Participant will have no further rights under the Plan.

SECTION 11.    DEATH OF A PARTICIPANT
               ----------------------

      Each Participant may designate one or more beneficiaries who, in the event of the Participant's death, would receive any Common Stock and/or cash credited to the Participant under the Plan. In the case of a Participant who is married at time of death, the Administrator may condition any designation of a beneficiary other than the Participant's spouse on the written consent of such spouse. A designation of beneficiary and election may be changed by the Participant at any time. Any such designation or change in designation, if made in accordance with the Plan and in a form and manner that is acceptable to the Administrator, shall be effective upon receipt by the Company and shall be the exclusive means of designating a beneficiary under the Plan. In the absence of a proper beneficiary designation under the Plan, the balance in the deceased Participant's Payment Account under the Plan will be refunded without interest to his or her estate.

     As soon as administratively feasible after the death of a Participant, any Common Stock and/or cash credited to the Participant under the Plan shall be delivered to the Participant's designated beneficiaries or, in the absence of such designation, to the executor, administrator or other legal representative of the Participant's estate. Such delivery and payment shall relieve the Company of further liability to the deceased Participant or his or her beneficiaries with respect to the Plan. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the Payment Account and, if any, the Stock Account, unless the Participant has given express contrary instructions.

SECTION 12.    ASSIGNMENT
               ----------

     Except as provided in Section 11 above, a Participant's Option, funds, securities, rights or other property held for the account of a Participant shall not be sold, pledged, assigned, transferred, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, or similar process. Any attempted sale, pledge, assignment, transfer, hypothecation or other disposition of an Option, or levy of attachment or similar process upon the Option not specifically permitted herein shall be null and void and without effect. A Participant's right to purchase shares under the Plan shall be exercisable during the Participant's lifetime only by the Participant. If this provision is violated, the Participant's election to purchase Common Stock shall terminate and the only obligation of the Company remaining under the Plan will be to refund to the Participant the amount then credited to his or her Payment Account and deliver to Participant any whole shares of Common Stock credited to him or her under any Stock Account.

SECTION 13.    DISSOLUTION, MERGER AND CONSOLIDATION
               -------------------------------------

      Upon the dissolution or liquidation of the Company, or upon a merger or consolidation of the Company in which the Company is not the surviving corporation, each Option granted hereunder shall expire as of the effective date of such transaction; provided, however, that the Administrator shall give at least 30 days' written notice of such event to each Participant during which time he or she shall have a right to exercise his or her wholly or partially unexercised Option and, subject to earlier exercise pursuant to Section 9, each Option shall be exercisable after receipt of such written notice and prior to the effective date of such transaction.

SECTION 14.    EQUAL RIGHTS AND PRIVILEGES
               ---------------------------

      All eligible Associates shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provisions of the Code and related regulations. Any provision of the Plan that is inconsistent with Section 423 or any successor provision of the Code shall without further act of amendment by the Company be reformed to comply with the requirements of Section 423. This Section 14 shall take precedence over all other provisions of the Plan.

SECTION 15.    RIGHTS AS STOCKHOLDER
               ---------------------

      A Participant shall have no rights as a stockholder under an Option until he or she becomes a stockholder as herein provided. A Participant will become a stockholder with respect to shares for which payment has been completed as provided in Section 8 as of the close of business on the Purchase Date for the Option Period.

SECTION 16.    MODIFICATION AND TERMINATION OF THE PLAN
               ----------------------------------------

      The Board or the Committee may terminate the Plan at any time and may at any time and from time to time amend the Plan in any manner permitted by law. No amendment shall be effective unless within one (1) year after it is adopted by the Board it is approved by Cerner's shareholders in the manner prescribed under the Treasury Regulations under Section 423 of the Code, if such amendment would:

     (i) increase the number of shares reserved for purchase under the Plan, unless such increase is by reason of any change in the capital structure of the Company referred to in Section 3 hereof;

     (ii) change the designation of corporations or other entities whose employees may be offered Options under the Plan, except as permitted under Treasury Regulations 1.423-2(c)(4);
     (iii)materially modify the requirements as to eligibility for participation in the Plan; or
     (iv) materially increase the benefits accruing to Participants under the Plan.

      In the event the Plan is terminated, the Board or Committee may elect to terminate all outstanding Options either immediately or upon completion of the purchase of shares on the next Purchase Date, unless the Board has determined that the right to make all such purchases shall expire on some other designated date occurring prior to the next Purchase Date. If Options are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase shares shall be returned without interest to the Participants.

SECTION 17.    BOARD AND SHAREHOLDER APPROVAL; EFFECTIVE DATE
               ----------------------------------------------

      This Plan was adopted by the Board on March 9, 2001. The Effective Date of the Plan shall be May 25, 2001, subject to shareholder approval at the annual meeting of shareholders of Cerner Corporation on that date.

SECTION 18.    RETIREMENT PLAN HARDSHIP DISTRIBUTIONS
               --------------------------------------

      In the event that a Participant has received a hardship distribution under the Cerner Corporation Foundations Retirement Plan, such Participant shall be prohibited from making payments under Section 7 of this Plan for a period of twelve (12) months after the Participant's receipt of the hardship distribution.

SECTION 19.    OTHER PROVISIONS
               ----------------

      Options and other documentation under the Plan shall contain such other provisions as the Administrator shall deem advisable, provided that no such provision shall conflict with the express terms of the Plan.

SECTION 20.    USE OF FUNDS.
               ------------

      All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose. The Company shall not be obligated to segregate such payroll deductions.

SECTION 21.    ERISA
               -----

      This Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

SECTION 22.    EFFECT OF PLAN
               --------------

      The Provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Associate participating in the Plan, including, without limitation, such Associate's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Associate.

SECTION 23.    WITHHOLDING TAXES
               -----------------

     Upon the exercise of any Option under the Plan, the Company shall have the right to require the Associate to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock.

SECTION 24.    EMPLOYMENT RIGHTS
               -----------------

      Nothing contained in the provisions of the Plan shall be construed to give to any individual the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Associate at any time.

SECTION 25.    GOVERNING LAW
               -------------

      The Law of the State of Missouri will govern all matters relating to this Plan except to the extent superseded by the federal laws of the United States.

SHAREHOLDERS LETTER

A LETTER TO OUR SHAREHOLDERS, CLIENTS AND ASSOCIATES

Cerner had a great start to the new millennium, delivering strong financial and operating results and making meaningful progress in our efforts to transform healthcare.

SUMMARY OF THE YEAR 2000
Impressive Financial Results: In 2000, we set record levels of bookings, revenues and cash flow. For the year ended December 30, 2000, revenues increased 19 percent to $404.5 million from $340.2 million for 1999, demonstrating a strong rebound of growth within our business. Our record new bookings, included our highest quarter ever when we recorded $113.4 million in the fourth quarter. Net earnings before non-recurring and extraordinary items increased 197 percent to $20.4 million compared with $6.9 million in the prior year. Diluted earnings per share before non-recurring and extraordinary items were $0.57 per share compared with $0.20 per share for the 1999 year, demonstrating our ability to grow earnings in a difficult healthcare environment. Operating margins expanded, excluding non-recurring items, for the year to 9.2 percent, more than double the prior year's 4.3 percent and demonstrating the overall strength of our business model. Cash flow increased which led to improving an already strong balance sheet.

Increased our market presence: During the last half of the `90s, we completely rebuilt our Health Network Architecture
(HNA), creating the Millennium version and expanding our product line from 11 healthcare information products to more than 37 at the end of 2000. Over the last 18 months, we more than doubled our direct sales force. Also, during 2000, we created a strategic, direct Cerner presence in Europe. Between the new client relationships created through our direct sales efforts and the acquisitions we completed during the year, we grew our client base by 40 percent. These 430 new client relationships substantially increase the potential cross-selling opportunities for our technology. We created more than 330 new HNA Millennium (Registered)footprints during the year. Cerner's total client base now numbers more than 1,500. We also signed licensing agreements with more than 80 other healthcare information technology (HIT) companies to use HNA components, either software or content, as key elements of their architecture under our Power By Cerner program.

Expanded our platforms, market reach, products and services:
Our hosting services, Cerner Online, where we provide our clients the technical infrastructure and services for Cerner solutions in our world-class data center, became the delivery platform of choice for more than $50 million of new bookings in its first year. Many of these clients are community hospitals and represent a significantly expanded market for our products. The expanded sales force is addressing these and other increased opportunities.
PowerChart Office (Trademarn), Cerner's physician clinical practice solution, is having a significant impact on the way many of our clients practice medicine. And ProFit (Trademark), Cerner's new patient accounting solution, completed alpha testing, opening up a market estimated at $3 billion.

Improved our business model: Historically, our revenue visibility has been as low as 60 percent. In 2000, we were able to start each period with close to 85 percent of that period's revenue already in our backlog or available from highly predictable sources. Our consulting organization experienced record levels of profitability, increasing their margins substantially and contributing positively to our corporate profitability. Based on a healthy backlog of profitable work, we expect the consulting profitability to continue to increase over the next several years.

Delivered Impressive Operating Results: We now have more than 800 applications in production on our HNA Millennium product set in more than 125 client organizations worldwide. Over the last several years, we have reduced implementation times and resources by 50 percent. Today, over 85 percent of Cerner Consulting associates have experience with our new architecture, up from 40 percent two years ago. HNA Millennium has scaled to support varied environments, with more than 6,000 active users at our largest client. Our overall system reliability has increased to more than 99.9 percent, as measured by reported unscheduled downtime. And it is still improving. Our support calls have not increased even though we have increased the number of converted applications by nearly 25 percent in the past year.

Created Winona Health: We formed a unique partnership with a Midwest community with a population of approximately 25,000, Winona, Minn., where we are in the process of conducting a five-year study to investigate the impact greater connectivity will have on the health status of a community. We are working with the local medical community to create a personal health system for all of the community's citizens. Today, 48 of the 50 Winona physicians have agreed to "wire" their practices to allow electronic communications with their patients for scheduling requests, prescription refills, and communicating results and treatment plans, creating the basis of a new medium of health care. We also are "wiring" all four of the locally-owned pharmacies, the local clinical laboratory, the emergency room, the acute care hospital and two nursing homes. (See "Connecting the Person," below.)

                                       Cerner Corporation | 1
                                       2000 Annual Report

Fortune 100 Best Employer Award: In 2000, Cerner earned its second Fortune magazine "100 Best Companies To Work For" award in three years. We were the 56th best company to work for in the country, according to this national business publication.

Cerner Stock Price: The Cerner shareholder was rewarded in 2000 with a 135 percent increase in stock price (comparing the closing price on December 31, 1999 to the closing price on December 29, 2000), even more impressive when compared to the 41 percent loss for the Nasdaq during the same period. In the Wall Street Journal's Shareholder Scoreboard published February 26, 2001, Cerner ranked as the 31st best performer over the last 10 years out of the 1,000 companies ranked in the study; and produced the 3rd best 10-year performance of all software companies, finishing ahead of companies such as Microsoft.

CERNER EMERGES AS THE CLEAR LEADER IN AN IMPROVING HEALTHCARE INFORMATION TECHNOLOGY MARKET, SETTING THE STAGE FOR AN EXCITING FUTURE
In 2000, Cerner emerged as the clear leader in the healthcare information industry, even as healthcare provider organizations struggled with low operating margins, access to capital, labor shortages and public scrutiny of fundamental systemic flaws in healthcare delivery. The recently published Institute of Medicine report, Crossing the Quality Chasm, clearly articulated the central role of information technology in reinventing our healthcare capabilities: "If we want safer, higher-quality care, we will need to have redesigned systems of care, including the use of information technology to support clinical and administrative processes."

Relative to 1999, the healthcare provider market for information technology clearly improved in 2000. The impact of the Balanced Budget Act (BBA) was assimilated by healthcare executives. Healthcare organizations made the budgetary adjustments to the changes in reimbursement that came from Medicare, at the same time Congress passed some BBA relief, putting some funds back into the system. Our clients still have thin operating margins and their access to capital is constrained, but healthcare executives are beginning to focus on creating better organizations and more effective processes.

As we projected in last year's annual report, spending on new projects by our clients in 2000 expanded in the wake of the Y2K situation. With the passing of the Y2K issue, funds that had been set aside to handle remediation were freed for new projects.

Going forward, we believe this is one of the best environments we have seen in the last ten years. We anticipate a relatively stable, provider-friendly set of policies and practices coming out of Washington, which impacts as much as 50 percent of the revenue of our acute care clients. The managed care organizations, which have a cyclical business, have been getting rate increases, which in part are being passed along to the provider organizations.

The largest internal pressure point for providers is that almost all healthcare organizations' core method of operations are paper-based, manual systems which depend heavily on the memories of doctors and nurses to make the appropriate decision at the appropriate time. In the increasingly complex medical environment, these processes are inefficient, and result in a large number of avoidable medical errors, and produce a huge variance in how physicians diagnose and treat the same medical condition.
These variances of course lead to large variances in the outcomes we receive as patients in the system.

The most significant external pressure on healthcare organizations is increasing dramatically as the public becomes more informed about the waste, errors and variance produced by the current healthcare system. The USA Today, March 2, 2001, front page headline following the release of the IOM document was: "Report: Health System Broken".
The article also cited the 1999 IOM report, which documented that there is evidence that up to 98,000 lives are lost to avoidable medical errors in the nations hospitals in the United States each year. There is no data to estimate the number of deaths which occur outside the hospitals.

This environment is creating what we call "wild cards" that could increase the rate of adoption of information technology significantly beyond our current plan. An example of such a wild card is the Leapfrog Group, a subgroup of large employers from the Business Roundtable, that is becoming a forceful proponent for change. Leapfrog recommends that employers select health plans with hospitals that, among other recommendations, use a computerized, physician-order-entry system. Also, legislators are increasingly logging in on the safety issues in healthcare. California recently passed a bill requiring every hospital in the state to prepare and file a plan on safety improvement within their organizations by January 1, 2002. Additionally, some form of patient safety legislation is proposed in 40 different states. Congress is considering including patient safety in a Patient Bill of Rights in the current session.

Another potential wild card is the new privacy provisions of the Health Insurance Portability and Accountability Act (HIPAA), which strengthened the case for Cerner's integrated architecture strategy. In its coverage of both electronic and paper medical records, the new HIPAA provisions point toward a centralized and systematized method of access control that we think is best met with a single integrated architecture.

Cerner Corporation | 2
2000 Annual Report

YEAR 2000 BROUGHT COMPETITIVE LANDSCAPE CHANGES
Our competitive landscape changed as much in 2000 as almost any of the previous five years. What a year!

  * 2000 started with a consensus belief that Internet-based companies would revolutionize our industry, and these "new age" companies would consolidate the traditional companies along the way. Before the dot-com bubble burst, there was a rapid consolidation of these companies, merging about as fast as they were created. Next came the well-publicized implosion of the dot-com companies in March of 2000, including those focused on healthcare. The realization was that the Internet is a revolution in connectivity, not a revolution in the way of doing business. The second realization was that healthcare is complex and difficult. The conclusion: Cerner has a bright future.

  * Along the way, our two large competitors disappeared into even larger companies. The first one did so in early 1999, the second one during 2000. Exit the largest HIT companies; enter much larger equipment and drug companies. We do not expect this to be the last time a large capitalization company enters this market. Cerner has now become the largest independent company in this business.

  * Our industry has a history of a large number of niche companies. The industry consultants coined the term, "best of breed" to describe these niche, stand-alone products.
     The year 2000 saw the market turn on the "best of breed." Cerner acquired the assets and the operations of six smaller HIT companies, which had literally run out of steam, and on average paid less than one times revenues. The cost of competing in this industry is getting larger, mainly due to the high cost of development, which is caused by the skyrocketing cost of programmers and the complexity of contemporary information system architectures. These factors and our investment in HNA Millennium are significant barriers to entry and represent a strong opportunity for Cerner.

OUR 2001 PLAN
The first four of our five business imperatives for 2001 have been basically the same since 1998. We believe it is essential to grow our top line, expand our operating margins, set the standard for operational excellence in our industry and connect the person to their healthcare system.
Our new imperative added this year is to advance our leadership of the market, with the ultimate goal of transforming healthcare delivery - making it safer, more efficient and better able to meet the needs of healthcare consumers.

GROWING OUR REVENUES OVER THE NEXT DECADE
From 1990 to 2000, we maintained a 10-year compounded average revenue growth rate that exceeded 20 percent. We believe that we are well positioned to continue good growth rates into the future. Here are our thoughts:

Over this last decade, our environment has been extremely tough. Healthcare, and particularly healthcare providers, struggled as an industry. Managed care became a major factor in the early `90s, extracting margins and forcing operational and clinical improvements. Strategies to cope were abundant, but they all failed. The provider industry consolidated both horizontally and vertically, creating unwieldy organizations with few operating benefits. A number of for-profit organizations were created focusing on physician care or acute care systems with better management approaches. After a brief period of excitement, these techniques lost their luster, and management abandoned their strategies, leaving dysfunctional pieces of healthcare in many communities. And in the last four years, healthcare has had a massive margin crunch caused by the 1997 Balanced Budget Act, and all of the information systems world - especially healthcare - was dramatically impacted by Y2K.
On top of all the environmental issues, Cerner completely rebuilt its HNA architecture and all of the application product sets.

We grew Cerner well throughout this period by focusing on a
clear strategy of organic growth based on aggressive
software development, using a common architecture focusing
on the person.  This strategy has created two decades of
growth.   From 1990 to 2000, our annual new business
bookings increased from $9.6 million to $399 million. We believe we have laid the foundation to continue our growth into this decade.

Our organic growth strategy and our attitude toward future growth is illustrated with PathNetr, our original application and market-leading, clinical laboratory system. PathNet was first converted in 1982 at St. John Medical Center, in Tulsa Okla. In 1985, PathNet understandably constituted 100 percent of our new contracts. In 1990, it was still close to 90 percent of our bookings revenue. In 2000, even after recording the highest level of laboratory system bookings in the Company's history, PathNet contributed only three percent of our total new contract bookings. Products introduced after PathNet contributed the remaining 97 percent. The unlocking of the human genome will explode the role of laboratory medicine, creating a new role for predictive medicine, in addition to diagnostic medicine. Exciting. Plus we have virtually no market share in laboratory systems outside of North America. We expect to be able to continue to grow our PathNet revenues well into this decade.

                                       Cerner Corporation | 3
                                       2000 Annual Report

However, the most impressive part of our outlook for growth has to do with our clients' environment. Unlike the `90s, we expect the issues facing healthcare will strongly encourage the industry to completely endorse and adopt information technology as it has never done before. In our opinion, major factors such as cost, efficiency, safety, quality and sensitivity to the consumer will have to be dealt with over the next 10 years, creating a very good environment for growth of Cerner. This, in conjunction with how well we are prepared internally, creates true optimism and confidence for future revenue growth.

EXPAND OPERATING MARGINS
We believe that operating margins of 20 percent are possible and desirable for our type of business. Cerner operated for three years, 1993-95, at operating margins greater than 20 percent. These margins make it possible to invest in the information technology and architecture that healthcare needs to address the issues illuminated by the IOM report. As indicated above, we doubled our operating margins in 2000, from 4.3 percent to 9.2 percent. We intend to continue to work to increase our operating margins.

The improvements in our business model, growing revenues faster than spending, and general gains in quality, productivity and efficiencies are the keys to making these fundamental improvements. Growing our revenues while expanding our operating margins will make for a financially vibrant Cerner.

OPERATIONAL EXCELLENCE
We plan to set the standard for quality in all of healthcare. Our business is complex, it demands excellence. Our vision is large, it demands excellence. We need to improve everything we do. We must improve how we develop software and knowledge content, improving its quality, reliability and our efficiency in its manufacture. We must improve our professional services, improving the advice and counsel we provide in how to transform healthcare organizations. We need to become more efficient in order to reduce our cost to our clients while we improve the value of our services. We must improve client service, the way we support the large number of clients who have our technology running their clinical, managerial and financial processes. A large job, a large challenge. If we continue to make the progress we have over the last several years, we will establish the operational standards in our industry.

CONNECTING THE PERSON
Connecting the person (the consumer) to their physician and the rest of the healthcare community is an imperative for Cerner and a fundamental part of the value information technology can bring to healthcare (see "Created Winona Health," above). We believe it will create profound changes in healthcare, moving the center of healthcare closer to the person, empowering them to become more responsible for management of their health. As the Institute of Medicine noted in Crossing the Quality Chasm:

     . . .systems must be designed to serve the needs of patients, and to ensure that they are fully informed, retain control and participate in care delivery whenever possible, and receive care that is respectful of their values and preferences.
     Patients should have unfettered access to their own medical information and to clinical knowledge.
     Clinicians and patients should communicate effectively and share information.

Our Winona Health project will help Cerner and this industry understand the value of this connection. We believe it will be very valuable to the shareholders, as well as to the communities in which we live.

Cerner Corporation | 4
2000 Annual Report

EXTEND CERNER'S LEADERSHIP POSITION
Healthcare has very large, systemic issues. We believe that Cerner must continue to create innovative solutions and services to make fundamental changes to healthcare and be an advocate for these necessary changes to make healthcare much safer, more efficient and capable of consistently producing higher quality results.

One of the keys to extending our leadership is capitalizing on our ability to deliver real knowledge-based medicine as we develop our products. Through the power of Cerner's single, integrated architecture, we believe that healthcare will make a dramatic leap forward in the quality and safety of the care it delivers. We see a transformed healthcare system in the future, with healthcare organizations that: make no avoidable errors, efficiently operate in a paperless environment, consistently deliver the highest quality of care based on the most current knowledge available, and are highly sensitive to the needs of the persons and communities which they serve.

To make that transformation possible will require strong leadership and serious commitment, not just from Cerner's top executives, but from our managers and all associates.
This is an important focus for us, as illustrated by a recent episode in which our CEO, Neal Patterson, challenged our managers to ensure the full productivity of our associates. He also asked for and has received heightened focus and renewed energy. This focus and energy is needed to meet our clients' immediate needs, solve their future challenges and move healthcare forward dramatically.


Cerner has an exciting, promising future.  We have momentum.
We also have what we believe to be the most important ingredients for the future: a strong vision and a very talented, committed organization. It was these two ingredients that made 2000 a success. It will be those two ingredients which will create our future.


NEAL L. PATTERSON - Chairman and Chief Executive Officer

CLIFFORD W. ILLIG - Vice Chairman

EARL H. DEVANNY, III - President

GLENN P. TOBIN, Ph.D. - Executive Vice President and Chief
Operating Officer



                                       Cerner Corporation | 5
                                       2000 Annual Report

PROXY CARD


CERNER CORPORATION
2800 Rockcreek Parkway                                                PROXY
North Kansas City, Missouri 64117
---------------------------------------------------------------------------

This Proxy is for the 2001 Annual Meeting of Shareholders of Cerner Corporation, a Delaware corporation, to be held May 25, 2001, at 10:00 a.m., local time, at the Cerner Associate Center, located on the Cerner Campus at 2901 Rockcreek Parkway, North Kansas City, Missouri 64117.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CERNER CORPORATION.

The undersigned hereby appoints Clifford W. Illig and Neal L. Patterson, and each of them, jointly and severally, with full power of substitution, as attorneys-in-fact, to vote all the shares of Common Stock which the undersigned is entitled to vote at the 2001 Annual Meeting of Shareholders of Cerner Corporation to be held on May 25, 2001, and at any adjournment thereof, on the transaction of any and all business which may come before said meeting, as fully and with the same effect as the undersigned might or could do if personally present for the purposes set forth.

---------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 and 4.
---------------------------------------------------------------------------

1.  Election of Directors:
    Gerald E. Bisbee, Jr. Ph.D.,  Michael E. Herman and Nancy-Ann DeParle

    ___ FOR all the nominees    ____ WITHHOLD AUTHORITY to vote for all the
                                     nominees

                                ____ WITHHOLD  AUTHORITY  to  vote  for the
                                     following nominee(s):
                                     ______________________________________

2.   Adoption of the Cerner Corporation 2001 Long-Term Incentive Plan F

     ___ FOR          ___ AGAINST    ___ ABSTAIN

3.   Adoption of the Cerner Corporation 2001 Associate Stock Purchase Plan

     ___ FOR          ___ AGAINST    ___ ABSTAIN

4. Adoption of a qualified performance-based compensation plan, titled the Cerner Corporation Performance Plan

     ___ FOR          ___ AGAINST    ___ ABSTAIN


(PLEASE SIGN AND DATE ON THE REVERSE SIDE AND MAIL PROMPTLY IN THE ENCLOSED
                                 ENVELOPE)


This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted "FOR" proposals 1, 2, 3 and 4.

In their discretion, the proxies are to vote upon such other business as may properly come before the meeting which the Board of Directors does not have knowledge of a reasonable period of time before the solicitation of this proxy.

Please date and sign as name appears hereon. If shares are held jointly or by two or more persons, each shareholder named should sign. Executors, administrators, trustees, etc. should so indicate when signing. If the signer is a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated April 16, 2001.


                                              DATE
                                                  -------------------------


                                                  -------------------------
                                                       (Signature)

                                                  -------------------------
                                                       Signature(s)


                                              PLEASE  MARK,  SIGN, DATE AND
                                              MAIL   THIS   PROXY   IN  THE
                                              ENVELOPE PROVIDED.

                                              If you expect to attend the
                                              2001 Annual Meeting of
                                              Shareholders please check
                                              this box.      _________
401K PROXY

I am a participant in the Cerner Corporation Foundations Retirement Plan (the "Plan") of Cerner Corporation (the "Company") entitled to vote the number of shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") indicated on this form.

I understand that AMERICAN CENTURY SERVICES, INC., as trustee of the Plan (the "Trustee"), will vote the shares of Common Stock upon instructions from participants. I further understand that I may direct the Trustee to vote certain shares of Common Stock in favor and certain shares of Common Stock against any of the proposals, but that to do so requires separate forms.

THE  BOARD  OF DIRECTORS RECOMMENDS A VOTE "FOR PROPOSALS 1,
2, 3, AND 4.

CERNER CORPORATION
2800 Rockcreek Parkway                                                PROXY
North Kansas City, Missouri 64117
---------------------------------------------------------------------------

This Proxy is for the 2001 Annual Meeting of Shareholders of Cerner Corporation, a Delaware corporation, to be held May 25, 2001, at 10:00 a.m., local time, at the Cerner Associate Center, located on the Cerner Campus at 2901 Rockcreek Parkway, North Kansas City, Missouri 64117.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CERNER CORPORATION.

The undersigned hereby appoints Clifford W. Illig and Neal L. Patterson, and each of them, jointly and severally, with full power of substitution, as attorneys-in-fact, to vote all the shares of Common Stock which the undersigned is entitled to vote at the 2001 Annual Meeting of Shareholders of Cerner Corporation to be held on May 25, 2001, and at any adjournment thereof, on the transaction of any and all business which may come before said meeting, as fully and with the same effect as the undersigned might or could do if personally present for the purposes set forth.

---------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 and 4.
---------------------------------------------------------------------------

1.  Election of Directors:
    Gerald E. Bisbee, Jr. Ph.D.,  Michael E. Herman and Nancy-Ann DeParle

    ___ FOR all the nominees    ____ WITHHOLD AUTHORITY to vote for all the
                                     nominees

                                ____ WITHHOLD  AUTHORITY  to  vote  for the
                                     following nominee(s):
                                     ______________________________________

2.   Adoption of the Cerner Corporation 2001 Long-Term Incentive Plan F

     ___ FOR          ___ AGAINST    ___ ABSTAIN

3.   Adoption of the Cerner Corporation 2001 Associate Stock Purchase Plan

     ___ FOR          ___ AGAINST    ___ ABSTAIN

4. Adoption of a qualified performance-based compensation plan, titled the Cerner Corporation Performance Plan

     ___ FOR          ___ AGAINST    ___ ABSTAIN





                                              DATE
                                                  -------------------------


                                                  -------------------------
                                                       Signature


                                              PLEASE  MARK,  SIGN, DATE AND
                                              MAIL   THIS   PROXY   IN  THE
                                              ENVELOPE PROVIDED.

TO:  All Cerner Corporation Associate 401(k) Participants

The Annual Meeting of the Shareholders of Cerner Corporation ("Cerner" or the "Company") will be held at the Cerner Associate Center on the Cerner campus at 2901 Rockcreek Parkway, North Kansas City, Missouri 64117, on May 25, 2001, commencing at 10:00 a.m. As a participant in the Cerner Corporation Foundation Retirement Plan (the "Plan"), you are entitled to instruct American Century Services, Inc. as trustee of the Plan (the "Trustee"), to vote the shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), which have been credited to you under the Plan as of March 30, 2001.

As of this date, your Plan account has been credited with
<<shares>> shares of Common Stock.  The number of shares of
Common Stock shown includes any shares of Common Stock purchased with your elective deferrals, Company matching contribution, and allocations to your account of shares of Common Stock forfeited by terminated associates, as allocated by the provisions of the Plan. Therefore, you may not be fully vested in the total number of shares of Common Stock indicated.

The Plan gives you the right to direct the Trustee to vote your shares in accordance with your instructions. Participants in the Plan for 2001 vote their shares on-line. This email will provide the necessary links and information to complete the voting process. Attached to this message you will find links to: (i) all portions of Cerner's 2000 Annual Report, which includes: Annual Report Cover Pages; Illustrative Map; Letter to Shareholders; and the Company's 10-K, and (ii) the Company's 2001 Proxy Statement, all of which are located, in "read only" format, on the Knowledge Repository. To access this information please use the following links to these documents on the Knowledge Repository.

          LINK      LINK      LINK      LINK      LINK

The Company's 2000 Annual Report and its 2001 Proxy
Statement may also be provided, at the participant's request, in hard copy form. To receive a paper copy of the Company's 2000 Annual Report and its 2001 Proxy Statement, please contact Steve Morrison at (816) 201-3073.

This link http://www.umb.com/proxy
          ------------------------ to a UMB Bank web site
will direct you to the correct page to vote the shares allotted to you. You will need to type in the last 4-digits of your Social Security Number and use this 17-digit control number (<<17-digit control #>>) to access the voting instructions page. The voting instructions page will ask you to enter your email address in the space provided to receive a confirmation notice. Follow the instructions provided on the voting instructions page to vote your shares and submit your votes. Your voting instructions must be received by 5:00 p.m. CDT May 23, 2001.

Once you submit your votes the process is complete and your votes will remain confidential.

ANNUAL REPORT COVER

Transforming Healthcare with Technology
Cerner Corporation 2000 Annual Report

CERNER LEADERSHIP AND CORPORATE INFORMATION
----------------------------------------------------------------------------

BOARD OF DIRECTORS
----------------------------------------------------------------------------


Neal L. Patterson          John C. Danforth          Michael E. Herman
Chairman of the Board      Partner                   President, The Herman
& Chief Executive Officer  Bryan Cave LLP            Family Trading Company
Cerner Corporation         St. Louis, MO             & Past President,
                                                     Kansas City Royals
Clifford W. Illig          Jeff C. Goldsmith, Ph.D.  Club
Vice Chairman              President                 Kansas City, MO
Cerner Corporation         Health Futures, Inc.
                           Charlottesville, VA       William B. Neaves, Ph.D.
Gerald E. Bisbee Jr.,                                President & Chief
Ph.D., Chairman &                                    Executive Officer
Chief Executive Officer                              The Stowers Institute
ReGen Biologics Inc.,                                for Medical Research
Redwood City, CA                                     Kansas City, MO


MANAGEMENT
----------------------------------------------------------------------------


Executive Committee           Executive Management         Senior Management
-------------------           --------------------         -----------------
Neal L. Patterson             Alan D. Dietrich             Richard J. Flanigan Jr.
Chairman of the Board         Senior Vice President        Senior Vice President,
& Chief Executive Officer     & Chief Marketing Officer    Enterprise Business Units

Clifford W. Illig             Stephen M. Goodrich          Stephen D. Garver
Vice Chairman                 Senior Vice President        Senior Vice President &
                              & Chief Quality Officer      Managing Partner,
Earl H. Devanny, III                                       Cerner Consulting
President                     David P. McCallie Jr., M.D.
                              Vice President &             Thomas C. Tinstman, M.D.
Glenn P. Tobin, Ph.D.         Chief Scientist              Senior Vice President,
Executive Vice President &                                 Cerner Consulting
Chief Operating Officer       Randy D. Sims
                              Vice President, Chief Legal  Kathryn A. Bingman
Paul M. Black                 Officer & Secretary          Vice President &
Executive Vice President                                   General Manager, IQHealth
& Chief Sales Officer         Jeffrey A. Townsend
                              Vice President & Chief       Robert J. Campbell
Jack A. Newman Jr.            Engineering Officer          Vice President of
Executive Vice President                                   Learning Services
                              Charlotte A. Weaver
Douglas M. Krebs              Vice President & Chief       Mitchell Clark
Senior Vice President         Nursing Officer              Vice President &
& President,                                               General Manager
Cerner Global Organization
                                                           Michael L. Fiorito
Marc G. Naughton                                           Vice President &
Vice President                                             General Manager
& Chief Financial Officer
                                                           Tonya M. Hongsermeier,
Stanley M. Sword                                           M.D. Vice President,
Vice President &                                           Patient Safety
Chief People Officer
                                                           Paul J. Sinclair
                                                           Vice President &
                                                           Senior Partner,
                                                           Cerner Consulting


--------------------------------------------------------------------------------


Annual Meeting of Shareholders
------------------------------
The annual meeting will be held at 10:00 a.m. on May 25, 2001, at the Cerner Associate Center, located on the Cerner campus at 2901 Rockcreek Parkway, North Kansas City, Missouri. A formal notice of the meeting, with a proxy statement and proxy form, will be mailed to each shareholder in April 2001.

Annual Report/10-K Report
-------------------------
Publications of interest to current and potential Cerner investors are available upon written request or via Cerner's Web site at www.cerner.com.
These include annual and
quarterly reports and the Form 10-K filed with the Securities and Exchange Commission.

Such requests should be made to:
   Administrator of
   Shareholder Relations
   Cerner Corporation
   2800 Rockcreek Parkway
   North Kansas City, MO
   64117-2551

Inquiries of an administrative nature relating to shareholder accounting records, stock transfer, change of address, and miscellaneous shareholder requests should be directed to the transfer agent and registrar, UMB Bank, at
(816) 860 7786.

Transfer Agent and Registrar
----------------------------
Securities Transfer Division
UMB Bank
P.O. Box 410064
Kansas City, MO 64141-0064
(816) 860 7786

Stock Listings
--------------
Cerner Corporation's common stock trades on The Nasdaq Stock Market (Service Mark) under the symbol CERN.

Independent Accountants
-----------------------
KPMG LLP
Kansas City, MO

Legal Counsel
-------------
Stinson, Mag & Fizzell
Kansas City, MO

CERNER SOLUTIONS AND SERVICES

ENTERPRISE-WIDE SOLUTIONS
Cerner's CapStone (Registered)Enterprise Access Management
         --------             ----------------------------
System
------ creates the enterprise-wide master person identifier
(EMPI)and automates the identification, eligibility, registration and scheduling processes across hospitals, clinics, physician practices and other care delivery organizations,integrating the health system and incorporating existing systems.
PowerChart (Registered) Electronic Medical Record System
----------              --------------------------------
is the enterprise clinician's desktop solution for viewing, ordering, documenting and managing care delivery.
The Open Clinical Foundation (Registered)
    ------------------------             manages clinical
information,providing the foundation for the electronic
medical record.
The Open Management Foundation (Trademark)
    --------------------------            stores
management information of enterprise financial, operational and process results, creating the foundation for the enterprise-wide management and executive information system. The Open Agreement Foundation (Trademark)
    -------------------------             manages health plan
contracts and agreements, and member information.
The Open Research Foundation (Trademark)
    ------------------------             provides open
repository storage of clinical and medical information to support medical research.

FINANCIAL AND OPERATIONAL
The ProFit (Trademark) Enterprise Billing and Accounts
    ------             -------------------------------
Receivable System
-----------------is Cerner's system for revenue accounting, billing and accounts receivable for the entire health system as well as each individual domain or organization. ProFit integrates clinical and financial data and creates a single bill.
PowerVision (Registered) Enterprise Decision Support
-----------              --------------------------- links
comprehensive clinical and financial data and makes it available at the point of care-allowing care to be better managed as it occurs.
The ProFile (Trademark) Health Information Management System
    -------             ------------------------------------
helps meet the operations management needs of the health information management (medical records) department and includes functionality for the various chart tracking and completion tasks.

The ProCure (Trademark) Materials Management System
    -------             --------------------------- automates
the business operations around supply chain, materials acquisition and equipment management for the organization. The ProCare (Trademark) Medical Management System
    -------             ------------------------- automates
medical management for the health system, addressing the areas of utilization, case and risk management, as well as infection control.


DECISION SUPPORT SYSTEMS AND KNOWLEDGE SOLUTIONS
Discern Expert (Registered) is an event-driven, rule-based -------------- decision support software application that allows users to define clinical and management rules (Alerts (Trademark)) that are applied to event data captured or generated by other applications. It supports both synchronous (real-time, interactive) processing and asynchronous (noninteractive) processing of events.  Discern Expert manages the evaluation and display
of executable clinical knowledge through either Cerner-
developed Alerts, which are licensed separately, or client-
developed Alerts.
Discern Explorer (Registered) is a decision support software --------------- application integrated with other Cerner HNA Millennium clinical and management information systems that allows users to execute predetermined or ad hoc queries and reports regarding process-related data that is generated by the other applications.
Care Designs (Trademark)
------------             are clinical pathways and protocols that
automate the specific plans of care for an individual and operate within Cerner's clinical systems.

POINT OF CARE CLINICAL SOLUTIONS
The INet (Registered) Intensive Care Management System
    ----              -------------------------------- is designed
to automate the entire care process in intensive care settings.
It supports chart review and browsing, order management, documentation management and automatic data acquisition.
The CareNet (Registered) Acute Care Management System
    -------              ---------------------------- is designed
to automate the entire care process in acute or institutional settings. The application collects, refines, organizes and evaluates detailed clinical and management data. It enables the entire care team to plan and manage individual
activities and plans, as well as measure outcomes and goals.
The CVNet (Registered) Cardiology Information System
    -----              ----------------------------- automates the
processes within the cardiology department, supporting the scheduling, ordering, documentation and data capture required by professionals in the cardiology domain.
The SurgiNet (Registered) Surgery Information System
    --------              -------------------------- is designed
to address the needs of the surgical department, including automating the functions of resource and equipment scheduling, inventory management, anesthesia management and operating room management.
The FirstNet (Registered) Emergency Medicine Information System
    --------              -------------------------------------
offers patient and provider tracking and an intuitive presentation of patient diagnoses and clinical events for the emergency department. FirstNet provides basic emergency department functionality, including quick admits, tracking, triage and patient history, as well as a graphical reference to patient location and order status.
The PowerChart Office (Trademark) Management System
    -----------------             ----------------- supports the
broad range of clinical and business activities that occur within a physician office, clinic or large physician organization.
This system ties the office together with other medical
entities and automates key care team activities in both
primary and specialty care settings.
The ProCall (Registered) Home Care Management System
    -------              --------------------------- automates
the clinical and business processes of home care organizations, such as home health agencies, visiting nurse associations and hospices.

CLINICAL CENTERS
The PathNet (Registered) Laboratory Information System
    -------              ----------------------------- addresses
the information management needs of six clinical areas: general laboratory, microbiology, blood bank transfusion services, blood bank donor services, anatomic pathology and Human Leukocyte Antigen. PathNet automates the ordering and reporting of procedures, the production of accurate and
timely reports and the maintenance of accessible clinical
records.
The RadNet (Registered) Radiology Information System
    ------              ---------------------------- addresses
the operational and management requirements of radiology departments or services. It allows a department to replace its manual, paper-based system of record-keeping with an efficient computer-based system that integrates with their imaging systems. Cerner also provides image management systems with picture archival and communications systems
(PACS) that are fully integrated with Cerner's radiology
information systems.
The PharmNet (Registered) Pharmacy Information System
    --------              --------------------------- provides
full integration for rapid pharmacy order entry and support of the clinical pharmacy in either an inpatient or retail setting. PharmNet streamlines medication order entry, enabling the pharmacist or technician to place all types of pharmaceutical orders, and automates dispensing functions.

CONSUMER/PERSONAL HEALTH
Cerner's IQHealth (Trademark)
         --------            facilitates powerful business-to-
consumer and business-to-business connections via the Internet. With IQHealth, healthcare organizations can create and brand a "health exchange" in the community to directly connect hospitals, physicians, payers, consumers and others.
IQHealth provides the tools to create such local connections as well as health information to improve the quality and
safety of care.
IQHealth's Personal Health Record (PHR)
--------------------------------------- is a personal health management tool that gives consumers the ability to build a permanent electronic record in which health information can be securely stored as it accrues over time. Cerner Multum (Trademark) drug database provides caregivers and consumers alike with access to drug information and the ability to perform drug interaction checking to prevent adverse events.
IQHealth's Health Risk Assessments
---------------------------------- allow organizations to
create Web-based surveys to assess individual and community
health risks.
Health Connections (Trademark),
------------------              a 24x7 call center staffed
by nurses, provides ready access to accurate health
information so that consumers can better manage their health and participate in care decisions.
Health Facts (Registered)
------------              is Cerner's comparative data
warehouse for benchmarking information and services for subscribers to support their own improvement processes.


INTERFACE TECHNOLOGIES
The Open Engine (Trademark) Application Gateway System
    --------------------------------------------------
facilitates the exchange of data and assists in the management of interfaces between foreign systems in a network environment. It serves as a toolkit to help write interface code.
The Open Port (Trademark) Interface System
    ---------             ---------------- represents Cerner's
standardized technology for providing reliable foreign system, medical device and other standard interfaces in a timely manner. Message translation and data mapping are done with point-and-click tools and a scripting environment. Communications protocols are configured via table driven parameters. These sophisticated methodologies result in decreased implementation times and greater client satisfaction.

CERNER COMMUNITY HEALTH MODEL

THE CERNER VISION
Cerner's business and information solutions are organized and developed around a central vision of how healthcare can and should operate within our communities. This vision is founded on four stages which Cerner believes can be achieved using information technology:
  * Automate the core processes of healthcare: eliminate the paper medical record and memory-based decision making.
  *  Connect the person:  create the personal health system.
  * Structure the knowledge: position every clinical decision as a future learning event.
  *  Close the loop:  implement evidence-based medicine.

These stages describe Cerner's business today and plans for Cerner's business both in 2001 and beyond.

Automate the Care Process
Cerner is dedicated to the elimination of the manual-based systems producing the paper medical record and the memory-based methods physicians currently use to make medical decisions.
Cerner is replacing manual processes with a complete electronic medical record and interactive decision support systems to assist physicians in making appropriate medical decisions. Medical care cannot make significant steps forward in quality and safety without leveraging the power and advantages of information technology. As long as a person's medical information is locked and isolated in a paper-based record, a physician is cut-off from rapid, contextual reference to the vast knowledge available in today's medicine. The elimination of the paper record will lead to a transformed health system that is more efficient, safer and of higher quality.

Connect the Person
Cerner is dedicated to helping its clients build a personal health system; creating a "new medium" between the person and physician; empowering the individual; creating a new center to healthcare and, ultimately, healthier communities. The healthcare system is undergoing fundamental changes as the person becomes more informed and demands to become more involved in the decisions that affect their care and treatment. Over the coming years, these forces will grow and combine with movements toward more self-care, self-payment and self-knowledge in the post human genome era.
The personal health system will interact with healthcare organizations, enabling the person to better manage their own health needs. They also will deliver benefits like personal health management and aiding the move from a reactive care system to a predictive health system.

Structure the Knowledge
Cerner is dedicated to building systems that treat every clinical decision as a future learning event by structuring, storing and studying the content surrounding each episode of medical care, creating the evidence for improved methods of diagnosing or treating a medical problem.
The knowledge that can be generated by studying the variance in outcomes from different treatment regimens can only be used to improve those regimens if there is a structure, or fundamental common nomenclature, that can exactly capture the express meaning implicit in the physician's documentation and orders and from other supporting clinicians. This information must be stored in such a way that makes it comparable to similar encounters.
Organization of knowledge will speed scientific discovery. In today's paper-based medical records, the study of data presented by just a single hospital can take months or even years. The promise of structured systems is that as the data is accumulated, order is brought to the data simultaneous to its collection, slashing the time required to process information. Additionally, the volume of information will provide heightened reliability of analysis due to the wealth and quality of the data that is the foundation of the analysis.
The knowledge generated by the outcomes of different treatment regimens will help not only to improve those regimens, but will deepen understanding of medicine in general. Such immense amounts of knowledge will lead to undetermined benefits in deepening our understanding of medicine and its effect on the human body.

Close the Loop
Cerner is dedicated to building systems that implement evidence-based medicine, dramatically reducing the current average time from the discovery of an improved method to the change in "standard of care" medical practice.
These advances in technology will offer great opportunities to healthcare and must be used to practical effect. The new knowledge gained today about better methods of diagnosing or treating medical problems must be used tomorrow to deliver better care, faster. Today, the current system of knowledge dissemination may take as long as ten years before new knowledge reaches widespread use. With information systems designed to embed evidence-based medicine inside the clinicians' workflow using pathways, guidelines and alerts, physicians can ensure that every medical decision is based on the best and most recent knowledge available.
The results will be better outcomes and reduced variance.

CERNERCORPORATION
2800 Rockcreek Parkway
North Kansas City, MO 64117-2551
(816) 221 1024
(816) 474 1742 (Fax)
http://www.cerner.com

UNITED STATES
DETROIT
Cerner Corporation
28333 Telegraph Road
Suite 500
Southfield, MI 48034-1903
(248) 357 1818

KANSAS CITY
Cerner Corporation
2800 Rockcreek Parkway
North Kansas City, MO 64177-2551
(816) 221 1024

DENVER
Cerner IQHealth
3200 Cherry Creek South Drive
Suite 300
Denver, CO 80209
(303) 733 4447

WASHINGTON D.C.
Cerner Corporation
Two Skyline Place
Suite 301
5203 Leesburg Pike
Falls Church, VA  22041
(703) 310 1100

HOUSTON
Cerner Radiology Information Systems
5 Greenway Plaza
Suite 1900
Houston, TX 77046
(713) 960 1907

ST. LOUIS
Cerner Citation
424 South Woods Mill Road
Suite 200
St. Louis, MO 63017
(314) 579 7900


WORLDWIDE

AUSTRALIA
Cerner Corporation Pty Limited
Level 10, 52 Alfred Street
Milsons Point
NSW 2061
Australia
+61 2 9900 4800

MALAYSIA
Cerner Malaysia Sdn Bhd
Level 36, Menara Citibank
165 Jalan Ampang
50450 Kuala Lumpur
Malaysia
+603 2169 6218

SAUDI ARABIA
Cerner Arabia Ltd.
6/F Suite 609 Al-Akaria Bldg. 3
Olaya Road
Riyadh
Kingdom of Saudi Arabia
+966 1 460 0510

SINGAPORE
Cerner Singapore Limited
391A Orchard Road
# 12-01 NgeeAnn City Tower A
Singapore 238873
+65 734 3566

EUROPE
Cerner International, Inc.
Waterloo Office Park
Dre're Richelle 161
Batiment N
B-1410 Waterloo
Belgium
+32 2 352 8880

CANADA
Cerner Canada Ltd.
Cerner Vision Centre
Phase 1, Tower 2, Level 3
800 Commissioners Road East
London, Ontario N6A4G5
Canada
(519) 685 8499


(Copyright) 2001 CernerCorporation                         010/2001

COVER LETTER


March 28, 2001



Securities and Exchange Commission
450 Fifth Stree, N.W.
Judiciary Plaza
Washington, D.C  20549


     RE:  Cerner Corporation


Dear Sirs:

Pursuant to regulations of the Securities and Exchange Commission submitted herwith for filing on behalf of Cerner Corporation (the
"Company"), a Delaware corporation, is the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2001.

This filing is effected by direct transmission to the Commission's Operational EDGAR System.

Very truly yours,

Cerner Corporation



Randy D. Sims
Chief Legal Counsel